UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number  811-10475
                                                     ---------

                           COUNTRY MUTUAL FUNDS TRUST
                           --------------------------
               (Exact name of registrant as specified in charter)

                      1705 N. TOWANDA AVE., P.O. BOX 2020
                      -----------------------------------
                             BLOOMINGTON, IL  61702
                             ----------------------
              (Address of principal executive offices) (Zip code)

                                 PAUL M. HARMON
                                 --------------
                         OFFICE OF THE GENERAL COUNSEL
                         -----------------------------
                               1701 TOWANDA AVE.
                               -----------------
                          BLOOMINGTON, ILLINOIS  61702
                          ----------------------------
                    (Name and address of agent for service)

                                 1-800-245-2100
                                 --------------
               Registrant's telephone number, including area code

Date of fiscal year end: JUNE 30, 2004
                         -------------

Date of reporting period:  JUNE 30, 2004
                           -------------

ITEM 1. REPORT TO STOCKHOLDERS.
------------------------------

                                 Annual Report
                                 JUNE 30, 2004

                          (COUNTRY MUTUAL FUNDS LOGO)

COUNTRY Growth Fund

COUNTRY Balanced Fund

COUNTRY Tax Exempt Bond Fund

COUNTRY Short-Term Bond Fund

COUNTRY Bond Fund

                  INVESTMENT ADVISOR'S LETTER TO SHAREHOLDERS

                                                                     August 2004

Dear Shareholders:

  Looking back at equity markets over the past year, the words from the Norah Jones song, "Feelin' The Same Way," began to echo through my head "And I'm feelin' the same way all over again_Singin' the same lines all over again." Since June 2003, you can see traces of the bubble that we experienced in the last half of the 1990's. Stocks were up, technology-related stocks were up more, growth and momentum investment styles seemed to be working better than value-based styles, and the market seemed like it would just keep going higher. As we watched the action, we were feeling the same way we felt before. If you recall, it wasn't a good feeling.

  However, things are a bit different this time around. In fixed income markets, interest rates reached their lowest levels in 40 years, but inflation started to show signs of returning. At the end of June 2004, the Fed reversed course and began to raise short-term rates as had been widely anticipated. With additional rate increases expected to come at a "measured pace", the long bull market for bonds is likely over.

  The stock market advance also stalled out in the first quarter of 2004 and has moved sideways since then. Questions about the world around us seem to have limited the potential for near-term advances. Will the economic recovery continue? Are debt levels in this country too high? What changes can be anticipated in the wake of the general election this fall? Will major terrorist threats or activities recur? As answers become apparent, the direction of the stock market will become clearer.

  We have been unenthusiastic about the markets for quite some time, and our reservations continue. In the bond portfolios, we have emphasized quality and shortened portfolio maturities as rates showed signs of increasing. As rates move higher and we see signs of a more stable environment, we can begin to lengthen them again. The stock portfolios have also been conservatively managed. We have emphasized those sectors we felt most likely to do better than the overall market and we have generally been accurate in those assessments. We have also kept higher than normal levels of cash as a defensive tactic when we felt the risks of declining stocks were high. At present, we have moved toward more neutral sector weightings as we continue to search for, and are beginning to find, new ideas that make sense for the portfolio.

  The meaning of the lyrics of "Feelin' The Same Way" have been subject to some speculation. Many listeners feel that Jones is actually singing about a hangover. After the "binge" that the markets experienced from 1995 to 1999, a "hangover" of considerable proportion had to be expected. We think the worst is over, but it still might take more time for complete recovery.

  Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling or visiting www.countryinvestment.com
-------------------------

                              COUNTRY GROWTH FUND
                       INCEPTION DATE 04/21/66 (CLASS Y)

  The annualized returns for the Fund for the period ended June 30, 2004, are as follows:

                     1 Year            5 Year           10 Years
                     ------            ------           --------
                     16.54%            1.32%             11.45%

  These returns assume all dividends and capital gains distributions were re-invested in the Fund and reflect voluntary fee waivers in effect. In the absence of fee waivers, returns would be reduced.

  Over the past year, domestic equity markets as measured by the S&P 500 Index had a total return of 19.11%. The average mutual fund with similar characteristics as the Growth Fund (represented by Lipper, Inc.' s Large-Cap Core group) returned 16.13% during this same time period. The Growth Fund ranked 475 out of 979 Large-Cap Core Funds for the one-year, ranked 63 our of 803 Large-Cap Core Funds for the three-year, ranked 29 out of 603 Large-Cap Core Funds for the five-year, ranked 38 out of 211 Large-Cap Core Funds for the ten-year periods ending 06/30/04, based on total Fund returns.

  Recent results have been negatively impacted by two main factors. First, the valuation disciplines utilized in managing the Fund seem to be a bit out-of-favor as the market has been rewarding "growth" or "momentum" styles of investing. Second, there have been several stock-specific problems arising from unexpected events that have reduced returns for some of our holdings. We are encouraged that our returns have remained competitive with our peers during this time and we remain focused on maintaining consistency in our investment philosophy.

  Our outlook for stocks continues to be cautious. While economic results have improved considerably over the past year, the dark clouds of budget deficits, trade deficits, high debt levels, rising interest rates, and high stock valuations are looming. We continue to position the portfolio defensively with an emphasis on controlling risk.

                             COUNTRY BALANCED FUND
                       INCEPTION DATE 12/07/78 (CLASS Y)

  The annualized returns for the Fund for the period ending June 30, 2004, are as follows:

                     1 Year            5 Year           10 Years
                     ------            ------           --------
                     9.56%             2.23%             8.75%

  These returns assume all dividends and capital gains distributions were re-invested in the Fund and reflect voluntary fee waivers in effect. In the absence of fee waivers, returns would be reduced.

  The Country Balanced Fund returned 9.56% during the last twelve months.
While this is a welcome change from the negative returns of the last few years, the Fund lagged its peer group, the Lipper Balanced Funds Average, based on the performance of the stock portfolio. During this period, the stock market soared due to the economic recovery in the U.S. Investors once again became enamored with the most speculative areas of the market, bidding up the Nasdaq Composite Index by over 26% and the Russell 2000 Index by over 33%. However, most large cap indexes were up less than 20% during this period. In this environment, our style of investing in large cap, value-oriented securities left us at a disadvantage to many of our more aggressive peers.

  This stock market buying enthusiasm did not carry over to the bond market, which faced a rising interest rate environment for the first time in a few years. The increase in economic activity was enough to spook bond investors and send prices down. In anticipation of a further upward move in rates, we shortened our duration. We also over-weighted spread sectors, such as mortgages, which tend to outperform when interest rates rise. Recently, however, we have become more constructive on bonds due to their higher yields. Today's bond market seems to offer some value so long as inflation remains under control.

  The asset allocation as of June 30, 2004, was 60% stocks, 34% bonds, and 6% cash equivalents.

                          COUNTRY TAX-EXEMPT BOND FUND
                       INCEPTION DATE 12/07/78 (CLASS Y)

  The annualized total returns for the Fund for the period ending June 30, 2004, are as follows:

                     1 Year            5 Year           10 Years
                     ------            ------           --------
                     -0.45%            4.37%             5.16%

  These returns assume all dividends and capital gains distributions were reinvested. Although the Fund's income is exempt from federal income tax, it may be subject to state and local taxes and (if applicable) the Alternative Minimum Tax.

  Over the past year, tax-exempt yields were volatile based on mixed economic indicators. The yields on the Bond Buyer Index 20 had a high in August, 2003 at 5.18%, dropping to a low in March, 2004 to 4.35%, ending the year at 5.01%. Municipals outperformed U.S. Treasuries the second half of 2003, but underperformed the first half of 2004.

  Municipal bond issuance for the year ending June 30, 2004 decreased 8.5% over the previous year, to $364.4 billion. Individual investors were active the first half of our fiscal year, but began to drift away as yields declined. Tax-exempt funds continued to experienced outflows based on reallocation of assets into equities and money market funds. Throughout most of the year other market participants, especially arbitrage/hedge funds, life insurance companies and pension funds took advantage of the market when the ratios of municipals versus U.S. Treasuries were attractive, thus adding to the volatility. Additionally property and casualty companies, having generally strong profit trends, were active throughout the year.

  Anticipating a rising interest rate environment, we kept our average maturity just short of the index. The Fund's one year total return was -0.45%. This compares to the Lipper Intermediate Municipal Bond Index return of 0.02%.

  Municipal bond yields will largely be determined by the direction of the U.S. Treasury market. However there are other factors that lead us to believe municipal bonds should outperform taxable bonds in the next year. Supply is expected to decrease due to anticipated increases in state tax receipts. Additionally, higher rates will preclude the refundings we have seen in recent years. Property and casualty insurance companies are expected to remain in the market place. As rates rise, we expect a return of the individual investor.

                          COUNTRY SHORT-TERM BOND FUND
                       INCEPTION DATE 01/02/97 (CLASS Y)

  The annualized total returns for the Fund for the period ending June 30, 2004 are as follows:

                     1 Year            5 Year       Since Inception
                     ------            ------       ---------------
                     0.67%             4.80%             4.92%

  These returns assume all dividend and capital gain distributions were re-invested in the Fund and reflect voluntary fee waivers in effect. In the absence of fee waivers, returns would be reduced.

  Concerns over rising inflation helped push US Treasury yields higher during the past twelve months. The Federal Reserve took note and raised their benchmark short-term interest rate to 1.25%, which marked the first rate increase since May of 2000. The defensive posture of the COUNTRY Short-term Bond fund was beneficial in this rising rate environment. The Fund posted a total return of 0.67% during the past twelve months versus 0.55% for the Merrill Lynch U.S.Domestic Master 1-3 Year Bond Index and 0.40% the Lipper Short-term Investment Grade Bond average.

  We are still cautious on the prospects of higher inflation, but higher yields present more opportunities to invest cash. Accordingly, we have extended the Fund's duration to levels that are more in line with our benchmark. We also feel corporate spreads on the short end of the yield curve are insufficient, so the average credit quality of the Fund has increased to AAA.

                               COUNTRY BOND FUND
                       INCEPTION DATE 01/02/97 (CLASS Y)

  The annualized total returns for the Fund for the period ending June 30, 2004 are as follows:

                     1 Year            5 Year       Since Inception
                     ------            ------       ---------------
                     0.43%             6.70%             6.59%

  These returns assume all dividend and capital gain distributions were re-invested in the Fund and reflect voluntary fee waivers in effect. In the absence of fee waivers, returns would be reduced.

  Rising interest rates put a lid on total returns for bonds during the past year. Twelve months ago, interest rates reached record lows due to fears of deflation. However, bonds did an about face when the economy gathered strength and inflation surfaced. In 2003 the yield on the five year Treasury note touched 2%; but recently, the note has traded closer to 4%.

  During this period the Fund was structured defensively to avoid large setbacks in a bear market environment. We shortened duration and overweighted spread sectors, such as mortgages, which tend to outperform when interest rates rise. Recently we have become more constructive on bonds due to their higher yields. We have extended durations to neutral levels by reducing our cash reserves and purchasing longer maturity bonds. Today's bond market offers investors some value if inflation can stay moderate.

                                             Sincerely,

                                             /s/Bruce D. Finks

                                             Bruce D. Finks
                                             Vice President

  Please refer to the Portfolio Highlights sections for index and peer average information, including descriptions and performance. The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange. The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization. The Bond Buyer Index is published in the Bond Buyer, a newspaper that publishes indexes and statistics from fixed-income markets. The Bond Buyer Index 20 is a compilation of weekly yields on 20 year municipal bonds, rated A1 by Moody's. All indices mentioned are unmanaged and are not available for investment. Sector allocations are subject to change and should not be considered a recommendation to buy or sell any security within a sector.

  The federal government guarantees interest payments from government securities while dividend payments carry no such guarantee. Government securities, if held to maturity, guarantee the timely payment of principal and interest.

  Lipper Analytical Services, Inc. is an independent mutual fund research and ranking agency. Each Lipper average represents a universe of Funds with similar investment objectives. Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges.

  For use only when accompanied or preceded by a prospectus. Quasar Distributors, LLC, Distributor

COUNTRY MUTUAL FUNDS -- PORTFOLIO HIGHLIGHTS

 COUNTRY GROWTH FUND

   AVERAGE ANNUAL RETURNS  June 30, 2004

                                                  1 YEAR    5 YEARS    10 YEARS
                                                  ------    -------    --------
   COUNTRY Growth Fund -- Class Y (04/21/66)      16.54%      1.32%     11.45%
   S&P 500 Index(1)<F1>                           19.11%     -2.20%     11.83%
   Lipper Large Cap Core Funds Average(2)<F2>     16.13%     -3.35%      9.58%

   (1)<F1> The S&P 500 Index is an unmanaged index that contains securities typically selected by growth managers as being representative of the U.S. stock market. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.
   (2)<F2> The Lipper Large Cap Core Funds Average consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P 500 Index.

   TEN LARGEST HOLDINGS  June 30, 2004

                                                    VALUE       PERCENT OF FUND
                                                    -----       ---------------
   General Electric Company                      $ 5,184,000         2.86%
   Pfizer Inc.                                     4,315,852         2.38%
   Microsoft Corporation                           4,284,000         2.36%
   Masco Corporation                               3,585,700         1.98%
   Emerson Electric Co.                            3,431,700         1.89%
   Wal-Mart Stores, Inc.                           3,429,400         1.89%
   Kimberly-Clark Corporation                      3,425,760         1.89%
   The Procter & Gamble Company                    3,331,728         1.84%
   American International Group, Inc.              3,207,600         1.77%
   Exxon Mobil Corporation                         3,108,700         1.71%
                                                 -----------        ------
                                                 $37,304,440        20.57%
                                                 -----------        ------
                                                 -----------        ------


 COUNTRY BALANCED FUND

   AVERAGE ANNUAL RETURNS  June 30, 2004

                                                  1 YEAR    5 YEARS    10 YEARS
                                                  ------    -------    --------
   COUNTRY Balanced Fund -- Class Y (12/07/78)     9.56%     2.23%       8.75%
   S&P 500 Index(1)<F3>                           19.11%    -2.20%      11.83%
   Merrill Lynch U.S. Domestic
     Master Bond Index(2)<F4>                      0.30%     6.97%       7.40%
   Lipper Flexible Funds Average(3)<F5>           13.27%     1.52%       8.91%
   Lipper Balanced Funds Average(4)<F6>           11.65%     1.53%       8.69%

   (1)<F3> The S&P 500 Index is an unmanaged index that contains securities typically selected by growth managers as being representative of the U.S. stock market. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.
   (2)<F4> The Merrill Lynch U.S. Domestic Master Bond Index is a basket of publicly issued Government Bonds, Corporate Bonds and Mortgage Pass Through Securities with maturities greater than one year.
   (3)<F5> The Lipper Flexible Funds Average consists of funds that aim to conserve principal with a balanced portfolio of stocks and bonds.
   (4)<F6> The Lipper Balanced Funds Average has funds that aim to conserve principal with a balanced portfolio of stocks and bonds.

   TEN LARGEST HOLDINGS  June 30, 2004

                                                    VALUE       PERCENT OF FUND
                                                    -----       ---------------
   Federal National Mortgage
     Association, 5.000%, 02/01/2014              $  474,729         2.04%
   General Electric Company                          421,200         1.81%
   Microsoft Corporation                             385,560         1.66%
   Federal Home Loan Mortgage Corp.,
     6.250%, 3/05/2012                               314,311         1.35%
   Pfizer Inc.                                       308,520         1.33%
   U.S. Treasury Inflation Index,
     1.875%, 07/15/2013                              302,135         1.30%
   Wells Fargo & Company                             286,150         1.23%
   American International Group, Inc.                285,120         1.23%
   Citigroup Inc.                                    283,325         1.22%
   Cisco Systems, Inc.                               279,660         1.20%
                                                  ----------        ------
                                                  $3,340,710        14.37%
                                                  ----------        ------
                                                  ----------        ------

 COUNTRY TAX EXEMPT BOND FUND

   AVERAGE ANNUAL RETURNS  June 30, 2004

                                                  1 YEAR    5 YEARS    10 YEARS
                                                  ------    -------    --------
   COUNTRY Tax Exempt Bond Fund _
     Class Y (12/07/78)                           -0.44%     4.37%      5.23%
   Lehman Brothers 5-Year
     Municipal Bond Index(1)<F7>                   0.23%     5.42%      5.52%
   Lipper Intermediate
     Municipal Bond Index(2)<F8>                   0.02%     4.92%      5.28%

   (1)<F7> The Lehman Brothers 5-Year Municipal Bond Index is a compilation of tax-exempt municipal bonds with maturities in the four to six year range. The Lehman Index does not reflect investments in cash, the impact of any servicing, investment management, or administrative expense.
   (2)<F8> The Lipper Intermediate Municipal Bond Index is a compilation of tax-exempt municipal bond funds with a five to ten year average weighted maturity.

   TEN LARGEST HOLDINGS  June 30, 2004

                                                    VALUE       PERCENT OF FUND
                                                    -----       ---------------
   Broward County, FL Resource Recovery
     Revenue Bond, 5.375%, 12/01/2010             $  801,277         5.55%
   Montgomery County Tennessee Unlimited
     General Obligation, 4.750%, 05/01/2013          742,091         5.14%
   Michigan State Building Authority Revenue
     Bond, 5.250%, 10/01/2010                        659,712         4.57%
   Indiana University Trustee Revenue Bond,
     Student Fees, 5.700%, 08/01/2010                581,614         4.03%
   Arapahoe County, School District #5 Cherry
     Creek Colorado Unlimited
     General Obligation, 5.500%, 12/15/2009          554,500         3.84%
   Iron County, Utah School District Unlimited
     General Obligation, 5.500%, 01/15/2010          553,820         3.84%
   Houston Texas Utility System Revenue Bond,
     5.250%, 05/15/2010                              547,640         3.79%
   Maryland State Unlimited General Obligation,
     5.500%, 08/01/2007                              543,855         3.77%
   Maricopa County,School District #3 Tempe
     Elementary, Arizona Unlimited
     General Obligation, 5.000%, 07/01/2012          542,505         3.76%
   Maricopa County, School District #93 Cave
     Creek, Arizona Unlimited
     General Obligation, 6.400%, 07/01/2006          540,825         3.76%
                                                  ----------        ------
                                                  $6,067,839        42.05%
                                                  ----------        ------
                                                  ----------        ------

 COUNTRY SHORT-TERM BOND FUND

   AVERAGE ANNUAL RETURNS  June 30, 2004

                                                                SINCE INCEPTION
                                             1 YEAR    5 YEAR      01/02/97
                                             ------    ------   ---------------
   COUNTRY Short-Term Bond Fund _
     Class Y (01/02/97)                       0.76%     4.80%        4.92%
   Merrill Lynch U.S. Domestic Master
     1-3 Year Bond Index(1)<F9>               0.55%     5.37%        5.59%
   Merrill Lynch U.S. Treasury/Agency
     1-3 Year Bond Index(2)<F10>              0.48%     5.20%        5.46%
   Lipper Short Investment Grade Debt
     Funds Average(3)<F11>                    0.40%     4.72%        4.90%

   (1)<F9> The Merrill Lynch U.S. Domestic Master 1-3 Year Bond Index is a basket of publicly issued Government Bonds, Corporate Bonds and Mortgage Pass Through Securities with maturities of 1-3 years.
  (2)<F10> The Merrill Lynch U.S. Treasury/Agency 1-3 Year Bond Index is an index of Treasury securities with maturities ranging from one to three years which are guaranteed as to the timely payment of principal and interest by the U.S. Government.
  (3)<F11> The Lipper Short Investment Grade Debt Funds Average consists of funds primarily in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of less than three years.

   TEN LARGEST HOLDINGS  June 30, 2004

                                                    VALUE       PERCENT OF FUND
                                                    -----       ---------------
   Private Export Funding, 7.650%, 05/15/2006    $ 1,627,687         3.99%
   Rowan Companies, Inc., 5.880%, 03/15/2012       1,191,105         2.92%
   Federal Home Loan Mortgage Corp.,
     4.500%, 05/01/2013                            1,151,324         2.82%
   Private Export Funding, 6.450%, 09/30/2004      1,012,309         2.48%
   Citibank Credit Card Issuance Trust,
     4.100%, 12/07/2006                            1,009,794         2.48%
   Federal Home Loan Bank, 2.125%, 12/15/2004      1,002,526         2.46%
   Abbott Laboratories, 5.125%, 07/01/2004           998,310         2.45%
   Federal Home Loan Bank, 3.000%, 03/30/2011        743,129         1.82%
   Federal National Mortgage Association,
     5.000%, 02/01/2014                              712,094         1.75%
   GE Capital Commercial Mortgage Corporation,
     5.033%, 12/10/2035                              697,615         1.71%
                                                 -----------        ------
                                                 $10,145,893        24.88%
                                                 -----------        ------
                                                 -----------        ------

 COUNTRY BOND FUND

   AVERAGE ANNUAL RETURNS  June 30, 2004

                                                                SINCE INCEPTION
                                             1 YEAR    5 YEAR      01/02/97
                                             ------    ------   ---------------
   COUNTRY Bond Fund -- Class Y (01/02/97)    0.43%     6.70%        6.59%
   Merrill Lynch U.S. Domestic
     Master Bond Index(1)<F12>                0.30%     6.97%        6.96%
   Lipper Intermediate Investment
     Grade Debt Funds Average(2)<F13>         0.18%     6.15%        5.99%

  (1)<F12> The Merrill Lynch U.S. Domestic Master Bond Index is a basket of publicly issued Government Bonds, Corporate Bonds and Mortgage Pass Through Securities with maturities greater than one year.
  (2)<F13> The Lipper Intermediate Investment Grade Debt Funds Average consists of funds that, by portfolio practice, invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar weighted average maturities of five to ten years.

   TEN LARGEST HOLDINGS  June 30, 2004

                                                    VALUE       PERCENT OF FUND
                                                    -----       ---------------
   Government National Mortgage Association,
     5.000%, 01/15/2033                          $ 1,689,454         4.04%
   Government National Mortgage Association,
     6.000%, 06/15/2031                            1,382,000         3.31%
   U.S. Treasury Inflation Index Note,
     3.000%, 07/15/2012                            1,351,034         3.23%
   Federal National Mortgage Association,
     4.500%, 06/25/2018                            1,175,213         2.81%
   Ameritech Capital Funding Corp.,
     5.950%, 01/15/2038                            1,020,202         2.44%
   U.S. Treasury Inflation Index Note,
     1.875%, 07/15/2013                            1,007,115         2.41%
   Federal Home Loan Mortgage Corp.,
     4.375%, 02/04/2010                              988,245         2.36%
   Federal National Mortgage Association,
     5.000%, 02/01/2014                              854,512         2.04%
   Federal Home Loan Mortgage Corp.,
     6.250%, 03/05/2012                              838,163         2.00%
   California Infrastructure PG&E-1,
     6.420%, 09/25/2008                              746,333         1.79%
                                                 -----------        ------
                                                 $11,052,271        26.43%
                                                 -----------        ------
                                                 -----------        ------

COUNTRY MUTUAL FUNDS -- SCHEDULE OF INVESTMENTS June 30, 2004

COUNTRY GROWTH FUND

                                                       SHARES         VALUE
                                                       ------         -----
COMMON STOCK -- 90.50%

CONSUMER DISCRETIONARY -- 9.84%
Dollar General Corporation                              45,000    $    880,200
Gentex Corporation                                      76,000       3,015,680
The Home Depot, Inc.                                    47,000       1,654,400
Jones Apparel Group, Inc.                               60,000       2,368,800
Kohl's Corporation*<F14>                                37,500       1,585,500
Newell Rubbermaid Inc.                                  85,000       1,997,500
Target Corporation                                      40,000       1,698,800
Time Warner Inc.*<F14>                                  68,200       1,198,956
The TJX Companies, Inc.                                 37,700         910,078
Tribune Company                                         56,000       2,550,240
                                                                  ------------
                                                                    17,860,154
                                                                  ------------

CONSUMER STAPLES -- 11.97%
Altria Group, Inc.                                      50,000       2,502,500
The Coca-Cola Company                                   52,000       2,624,960
CVS Corporation                                         59,000       2,479,180
Kimberly-Clark Corporation                              52,000       3,425,760
The Procter & Gamble Company                            61,200       3,331,728
Sara Lee Corporation                                    77,300       1,777,127
Unilever NV -- NYS                                      31,300       2,144,363
Wal-Mart Stores, Inc.                                   65,000       3,429,400
                                                                  ------------
                                                                    21,715,018
                                                                  ------------

ENERGY -- 8.84%
Apache Corporation                                      64,400       2,804,620
ChevronTexaco Corporation                               22,800       2,145,708
ConocoPhillips                                          28,000       2,136,120
Diamond Offshore Drilling, Inc.                         58,000       1,382,140
Exxon Mobil Corporation                                 70,000       3,108,700
Halliburton Company                                     82,000       2,481,320
Schlumberger Limited (1)<F15>                           31,100       1,975,161
                                                                  ------------
                                                                    16,033,769
                                                                  ------------

FINANCE -- 15.23%
ACE Limited (1)<F15>                                    45,000       1,902,600
The Allstate Corporation                                57,000       2,653,350
American Express Company                                43,100       2,214,478
American International Group, Inc.                      45,000       3,207,600
The Bank of New York Company, Inc.                      50,000       1,474,000
Bank One Corporation                                    49,500       2,524,500
Citigroup Inc.                                          54,000       2,511,000
Fannie Mae                                              30,000       2,140,800
H&R Block, Inc.                                         39,000       1,859,520
MBNA Corporation                                        67,000       1,727,930
Washington Mutual, Inc.                                 62,000       2,395,680
Wells Fargo & Company                                   53,000       3,033,190
                                                                  ------------
                                                                    27,644,648
                                                                  ------------

HEALTH -- 11.62%
Abbott Laboratories                                     60,400       2,461,904
Baxter International Inc.                               63,600       2,194,836
Bristol-Myers Squibb Company                            65,900       1,614,550
Hospira, Inc.*<F14>                                      6,040         166,704
Johnson & Johnson                                       47,400       2,640,180
McKesson Corporation                                    50,000       1,716,500
Medco Health Solutions, Inc.*<F14>                      57,700       2,163,750
Merck & Co. Inc.                                        36,600       1,738,500
Pfizer Inc.                                            125,900       4,315,852
Quest Diagnostics Incorporated                          24,500       2,081,275
                                                                  ------------
                                                                    21,094,051
                                                                  ------------

INDUSTRIAL -- 13.23%
American Power Conversion Corporation                  104,000       2,043,600
CANON INC. -- ADR                                       40,000       2,136,000
Caterpillar Inc.                                        32,500       2,581,800
Emerson Electric Co.                                    54,000       3,431,700
FedEx Corp.                                             34,300       2,801,967
General Electric Company                               160,000       5,184,000
Masco Corporation                                      115,000       3,585,700
Rockwell Automation, Inc.                               60,000       2,250,600
                                                                  ------------
                                                                    24,015,367
                                                                  ------------

MATERIALS -- 2.58%
Alcoa Inc.                                              64,500       2,130,435
Newmont Mining Corporation                              66,000       2,558,160
                                                                  ------------
                                                                     4,688,595
                                                                  ------------

TECHNOLOGY -- 11.16%
Analog Devices, Inc.                                    35,200       1,657,216
Cisco Systems, Inc.*<F14>                              108,000       2,559,600
Intel Corporation                                       98,600       2,721,360
International Business Machines Corporation             21,600       1,904,040
International Rectifier Corporation*<F14>               45,900       1,901,178
Microsoft Corporation                                  150,000       4,284,000
Nokia Oyj -- ADR                                       143,000       2,079,220
SanDisk Corporation*<F14>                               75,000       1,626,750
SunGard Data Systems Inc.*<F14>                         58,400       1,518,400
                                                                  ------------
                                                                    20,251,764
                                                                  ------------

TELECOMMUNICATIONS -- 3.92%
ALLTEL Corporation                                      39,400       1,994,428
SBC Communications Inc.                                 56,000       1,358,000
UTStarcom, Inc.*<F14>                                   50,000       1,512,500
Verizon Communications Inc.                             61,900       2,240,161
                                                                  ------------
                                                                     7,105,089
                                                                  ------------

UTILITIES -- 2.11%
Duke Energy Corporation                                 41,400         840,006
Nicor Inc.                                              41,400       1,406,358
Progress Energy, Inc.                                   35,900       1,581,395
                                                                  ------------
                                                                     3,827,759
                                                                  ------------
TOTAL COMMON STOCK
  (cost $118,406,373)                                              164,236,214
                                                                  ------------

                                                     PRINCIPAL
                                                      AMOUNT
                                                     ---------
COMMERCIAL PAPER -- 7.52%
American General Finance
  1.190%, 07/21/04                                  $3,000,000       2,998,017
American General Finance
  1.210%, 07/23/04                                   2,500,000       2,498,151
General Electric Capital Corporation
  1.110%, 07/14/04                                   2,900,000       2,898,827
Household Finance Corporation
  1.200%, 07/19/04                                   1,200,000       1,199,280
LaSalle Bank Corporation
  1.180%, 07/20/04                                   1,795,000       1,793,882
Toyota Credit Corporation
  1.180%, 07/19/04                                   2,269,000       2,267,661
                                                                  ------------
TOTAL COMMERCIAL PAPER
  (cost $13,655,818)                                                13,655,818
                                                                  ------------

                                                      SHARES
                                                      ------
MONEY MARKET FUNDS -- 2.61%
Federated Prime Obligations Fund --
  Institutional Shares                               2,247,763       2,247,763
Harris Insight Money Market Fund --
  Institutional Shares                                  60,104          60,104
Janus Money Market Fund --
  Institutional Shares                               2,425,271       2,425,271
                                                                  ------------
TOTAL MONEY MARKET FUNDS
  (cost $4,733,138)                                                  4,733,138
                                                                  ------------
TOTAL INVESTMENTS -- 100.63%
  (cost $136,795,329)                                              182,625,170
                                                                  ------------
LIABILITIES LESS OTHER ASSETS -- -0.63%                             (1,150,176)
                                                                  ------------
NET ASSETS -- 100.00%                                             $181,474,994
                                                                  ------------
                                                                  ------------

*<F14> Non-income producing.
(1)<F15> Foreign Security.
NYS -- New York Shares.
ADR -- American Depository Receipt.

                       See notes to financial statements.

COUNTRY BALANCED FUND

                                                         SHARES       VALUE
                                                         ------       -----
COMMON STOCK -- 59.75%

CONSUMER DISCRETIONARY -- 5.85%
Dollar General Corporation                               4,000     $    78,240
Gentex Corporation                                       5,000         198,400
The Home Depot, Inc.                                     5,300         186,560
Jones Apparel Group, Inc.                                4,900         193,452
Kohl's Corporation*<F16>                                 3,200         135,296
Newell Rubbermaid Inc.                                   6,000         141,000
Target Corporation                                       4,000         169,880
The TJX Companies, Inc.                                  3,000          72,420
Tribune Company                                          4,000         182,160
                                                                   -----------
                                                                     1,357,408
                                                                   -----------

CONSUMER STAPLES -- 6.69%
Altria Group, Inc.                                       3,500         175,175
The Coca-Cola Company                                    4,500         227,160
CVS Corporation                                          6,000         252,120
Kimberly-Clark Corporation                               4,200         276,696
The Procter & Gamble Company                             5,000         272,200
Sara Lee Corporation                                     6,000         137,940
Wal-Mart Stores, Inc.                                    4,000         211,040
                                                                   -----------
                                                                     1,552,331
                                                                   -----------

ENERGY -- 5.01%
Apache Corporation                                       5,000         217,750
ConocoPhillips                                           3,000         228,870
Diamond Offshore Drilling, Inc.                          4,800         114,384
Exxon Mobil Corporation                                  5,300         235,373
Halliburton Company                                      9,000         272,340
Schlumberger Limited (1)<F17>                            1,500          95,265
                                                                   -----------
                                                                     1,163,982
                                                                   -----------

FINANCE -- 11.78%
ACE Limited (1)<F17>                                     4,000         169,120
The Allstate Corporation                                 4,500         209,475
American Express Company                                 3,400         174,692
American International Group, Inc.                       4,000         285,120
Bank of America Corporation                              2,555         216,204
The Bank of New York Company, Inc.                       6,700         197,516
Bank One Corporation                                     3,500         178,500
Citigroup Inc.                                           6,093         283,325
Fannie Mae                                               3,350         239,056
H&R Block, Inc.                                          3,000         143,040
MBNA Corporation                                         7,000         180,530
Washington Mutual, Inc.                                  4,500         173,880
Wells Fargo & Company                                    5,000         286,150
                                                                   -----------
                                                                     2,736,608
                                                                   -----------

HEALTH -- 8.12%
Abbott Laboratories                                      5,200         211,952
Baxter International Inc.                                4,300         148,393
Bristol-Myers Squibb Company                             5,900         144,550
Hospira, Inc.*<F16>                                        520          14,352
Johnson & Johnson                                        4,500         250,650
McKesson Corporation                                     4,800         164,784
Medco Health Solutions, Inc.*<F16>                       6,000         225,000
Merck & Co. Inc.                                         4,500         213,750
Pfizer Inc.                                              9,000         308,520
Quest Diagnostics Incorporated                           2,400         203,880
                                                                   -----------
                                                                     1,885,831
                                                                   -----------

INDUSTRIAL -- 7.21%
American Power Conversion Corporation                    8,000         157,200
CANON INC. -- ADR                                        3,500         186,900
Caterpillar Inc.                                         2,200         174,768
Emerson Electric Co.                                     2,800         177,940
FedEx Corp.                                              1,800         147,042
General Electric Company                                13,000         421,200
Masco Corporation                                        7,100         221,378
Rockwell Automation, Inc.                                5,000         187,550
                                                                   -----------
                                                                     1,673,978
                                                                   -----------

MATERIALS -- 1.83%
Alcoa Inc.                                               7,000         231,210
Newmont Mining Corporation                               5,000         193,800
                                                                   -----------
                                                                       425,010
                                                                   -----------

TECHNOLOGY -- 7.98%
Cisco Systems, Inc.*<F16>                               11,800         279,660
Hewlett-Packard Company                                  6,200         130,820
Intel Corporation                                        7,000         193,200
International Business Machines Corporation              2,400         211,560
International Rectifier Corporation*<F16>                4,000         165,680
Microsoft Corporation                                   13,500         385,560
Nokia Oyj -- ADR                                        12,000         174,480
SanDisk Corporation*<F16>                                6,000         130,140
SunGard Data Systems Inc.*<F16>                          7,000         182,000
                                                                   -----------
                                                                     1,853,100
                                                                   -----------

TELECOMMUNICATIONS -- 3.20%
ALLTEL Corporation                                       4,000         202,480
BellSouth Corporation                                    3,000          78,660
SBC Communications Inc.                                  4,194         101,704
UTStarcom, Inc.*<F16>                                    6,700         202,675
Verizon Communications Inc.                              4,322         156,413
                                                                   -----------
                                                                       741,932
                                                                   -----------

UTILITIES -- 2.08%
Duke Energy Corporation                                 10,100         204,929
Nicor Inc.                                               3,500         118,895
Progress Energy, Inc.                                    3,600         158,580
                                                                   -----------
                                                                       482,404
                                                                   -----------
TOTAL COMMON STOCK
  (cost $10,368,947)                                                13,872,584
                                                                   -----------

                                                     PRINCIPAL
                                                       AMOUNT
                                                     ---------
BONDS AND NOTES -- 32.84%

ASSET BACKED -- 4.00%
Banc One Home Equity Trust
  7.310%, 06/25/29                                    $ 72,801          73,764
Chemical Master Credit Card Trust 1
  5.980%, 09/15/08                                     200,000         208,478
Citibank Credit Card Issuance Trust
  4.150%, 07/07/17                                     150,000         136,228
CPL Transition Funding, LLC
  3.540%, 01/15/07                                     114,296         114,995
Federal Home Loan Mortgage Corp.
  6.400%, 09/25/28                                     250,000         254,596
Green Tree Financial Corporation
  6.870%, 01/15/29                                      62,151          64,645
Sears Credit Account Master Trust
  5.650%, 03/17/09                                      75,000          76,019
                                                                   -----------
                                                                       928,725
                                                                   -----------

AUTO -- 0.49%
General Motors Acceptance Corp.
  8.875%, 06/01/10                                     100,000         114,324
                                                                   -----------

BANKING -- 0.99%
Citicorp
  7.200%, 06/15/07                                     100,000         109,421
Inter-American Development Bank
  8.875%, 06/01/09                                     100,000         120,422
                                                                   -----------
                                                                       229,843
                                                                   -----------

FINANCE -- 1.59%
American Honda Finance Corporation
  4.500%, 05/26/09 (Cost $149,681,
  Acquired 05/18/2004) (4)<F20>                        150,000         150,092
General Electric Capital Corporation
  3.000%, 06/27/18                                     250,000         219,109
                                                                   -----------
                                                                       369,201
                                                                   -----------

FOOD & BEVERAGE -- 1.20%
Coca-Cola Enterprises, Inc.
  7.000%, 10/01/26                                     250,000         278,964
                                                                   -----------

MANUFACTURING -- 0.43%
General Electric Company
  5.000%, 02/01/13                                     100,000          98,417
                                                                   -----------

MORTGAGE BACKED -- 10.66%
Federal Home Loan Mortgage Corp.:
  10.150%, 04/15/06                                         52              52
  6.000%, 12/15/08                                     122,220         126,147
  4.000%, 11/15/18                                     300,000         266,422
  7.000%, 07/25/32                                     189,318         198,964
Federal National Mortgage Association:
  5.000%, 02/01/14                                     464,465         474,729
  4.500%, 06/25/18                                     200,000         188,034
  5.500%, 02/01/33                                     160,135         159,922
  6.500%, 02/25/44                                     180,041         188,808
Government National Mortgage Association:
  9.500%, 06/15/09                                       1,372           1,507
  9.500%, 08/15/09                                         651             715
  4.500%, 05/20/14                                      89,623          86,644
  9.000%, 07/15/16                                       8,363           9,390
  6.500%, 07/15/29                                      41,599          43,548
  6.000%, 06/15/31                                     168,205         172,772
  6.000%, 02/15/32                                     103,432         106,206
Morgan Stanley Dean Witter Capital I
  5.740%, 12/15/35                                     200,000         207,576
Wachovia Bank Commercial Mortgage Trust
  4.445%, 11/15/35                                     250,000         244,290
                                                                   -----------
                                                                     2,475,726
                                                                   -----------

TELEPHONE UTILITY -- 0.92%
BellSouth Capital Funding Corp.
  6.040%, 11/15/26                                     200,000         213,499
                                                                   -----------

U.S. GOVERNMENT AGENCIES -- 6.27%
Federal Home Loan Bank:
  1.600%, 04/05/07 (3)<F19>                            150,000         146,953
  3.000%, 03/30/11 (3)<F19>                            150,000         148,626
  4.000%, 07/02/15 (3)<F19>                            200,000         187,179
  4.250%, 06/26/18 (3)<F19>                            100,000          93,477
  4.250%, 07/25/18                                     200,000         182,824
Federal Home Loan Mortgage Corp.:
  4.375%, 02/04/10                                     200,000         197,649
  6.250%, 03/05/12                                     300,000         314,311
New Valley Generation IV
  4.687%, 01/15/22                                     194,955         184,720
                                                                   -----------
                                                                     1,455,739
                                                                   -----------

U.S. GOVERNMENT OBLIGATIONS -- 6.29%
U.S. Treasury Bond:
  7.500%, 11/15/16                                     100,000         123,277
  5.250%, 02/15/29                                     100,000          98,047
U.S. Treasury Note:
  6.875%, 05/15/06                                     200,000         215,297
  3.125%, 05/15/07                                     150,000         150,211
  2.625%, 05/15/08                                     100,000          96,863
  3.875%, 05/15/09                                     100,000         100,336
  3.375%, 01/15/12 (2)<F18>                            105,452         116,829
  3.000%, 07/15/12 (2)<F18>                            104,141         112,586
  1.875%, 07/15/13 (2)<F18>                            305,850         302,135
  4.250%, 11/15/13                                     150,000         145,998
                                                                   -----------
                                                                     1,461,579
                                                                   -----------
TOTAL BONDS AND NOTES
  (cost $7,549,661)                                                  7,626,017
                                                                   -----------

COMMERCIAL PAPER -- 0.86%
General Electric Capital Corporation
  1.280%, 08/02/04                                     200,000         199,772
                                                                   -----------
TOTAL COMMERCIAL PAPER
  (cost $199,772)                                                      199,772
                                                                   -----------

                                                       SHARES
                                                       ------
MONEY MARKET FUNDS -- 7.84%
Federated Prime Obligations Fund --
  Institutional Shares                                 973,182         973,182
Janus Money Market Fund --
  Institutional Shares                                 848,112         848,112
                                                                   -----------
TOTAL MONEY MARKET FUNDS
  (cost $1,821,294)                                                  1,821,294
                                                                   -----------
TOTAL INVESTMENTS -- 101.29%
  (cost $19,939,674)                                                23,519,667
                                                                   -----------
LIABILITIES LESS OTHER ASSETS -- -1.29%                               (299,459)
                                                                   -----------
NET ASSETS -- 100.00%                                              $23,220,208
                                                                   -----------
                                                                   -----------

*<F16> Non-income producing.
(1)<F17> Foreign Security.
(2)<F18> United States Treasury Inflation Index Note.
(3)<F19> Variable rate security.  The rate shown is in effect on June 30, 2004.
(4)<F20> Restricted under Rule 144A of the Securities Act of 1933.
NYS -- New York Shares.
ADR -- American Depository Receipt.

                       See notes to financial statements.

COUNTRY TAX EXEMPT BOND FUND

                                                     PRINCIPAL
                                                       AMOUNT         VALUE
                                                     ---------        -----
MUNICIPAL BONDS
  (TAX EXEMPT) -- 97.33%

ALABAMA -- 1.86%
Alabama State Public School
  and College Authority
  5.000%, 02/01/08                                    $250,000     $   267,867
                                                                   -----------

ARIZONA -- 7.50%
Maricopa County, School District #3
  Tempe Elementary Arizona Unlimited
  General Obligation
  5.000%, 07/01/12                                     500,000         542,505
Maricopa County, School District #93
  Cave Creek Arizona Unlimited
  General Obligation
  6.400%,  07/01/06                                    500,000         540,825
                                                                   -----------
                                                                     1,083,330
                                                                   -----------

CALIFORNIA -- 5.07%
California State Economic Development
  Unlimited General Obligation Series A
  5.000%, 07/01/10                                     400,000         435,848
City of Fresno, California Sewer System
  Revenue Bond
  6.250%, 09/01/14                                     250,000         295,983
                                                                   -----------
                                                                       731,831
                                                                   -----------

COLORADO -- 3.84%
Arapahoe County, School District #5
  Cherry Creek Colorado Unlimited
  General Obligation
  5.500%, 12/15/09                                     500,000         554,500
                                                                   -----------

FLORIDA -- 7.41%
Broward County, Florida, Resource
  Recovery Revenue Bond
  5.375%, 12/01/10                                     750,000         801,277
Seacoast, Florida Utilities Authority Water
  and Sewer Utility Revenue Bond
  5.000%, 03/01/08                                     250,000         268,203
                                                                   -----------
                                                                     1,069,480
                                                                   -----------

GEORGIA -- 4.20%
Atlanta, Georgia Airport Revenue Bond,
  Series A
  5.750%, 01/01/11                                     250,000         277,745
Dekalb County, Georgia Unlimited
  General Obligation
  5.000%, 12/01/11                                     300,000         328,107
                                                                   -----------
                                                                       605,852
                                                                   -----------

ILLINOIS -- 5.00%
Northwest Suburban Municipal Joint Action
  Water Agency Illinois Contract Revenue Bond
  6.450%, 05/01/07                                     400,000         440,600
Regional Transportation Authority Illinois
  Limited General Obligation
  5.750%, 06/01/11                                     250,000         281,515
                                                                   -----------
                                                                       722,115
                                                                   -----------

INDIANA -- 4.03%
Indiana University Trustee Revenue Bond,
  Student Fees
  5.700%, 08/01/10                                     550,000         581,614
                                                                   -----------

MARYLAND -- 3.77%
Maryland State Unlimited General Obligation
  5.500%, 08/01/07                                    $500,000         543,855
                                                                   -----------

MASSACHUSETTS -- 0.74%
Massachusetts State Grant Anticipation
  Notes Revenue Bond, Series B
  5.000%, 12/15/08                                     100,000         107,388
                                                                   -----------

MICHIGAN -- 11.16%
Michigan Municipal Board Authority
  Revenue Bond
  5.500%, 10/01/05                                     500,000         523,310
Michigan State Building Authority State
  Police Commission Revenue Bond
  5.250%, 10/01/10                                     600,000         659,712
Michigan State Hospital Financing Authority
  Ascension Health Credit Revenue Bond
  Series A
  5.500%, 11/15/06                                     400,000         428,076
                                                                   -----------
                                                                     1,611,098
                                                                   -----------

MISSOURI -- 5.85%
Cape Girardeau, Missouri Waterworks
  System Revenue Bond
  7.450%, 03/01/05                                     190,000         197,298
Missouri State Environmental Improvement
  & Energy Resource Authority Pollution
  Control Revenue Bond
  5.250%, 12/01/09                                     250,000         267,660
Missouri State Health and Educational
  Facilities Revenue Bond
  6.000%, 05/15/07                                     350,000         379,869
                                                                   -----------
                                                                       844,827
                                                                   -----------

NEW JERSEY -- 1.85%
Essex County, New Jersey Unlimited
  General Obligation
  5.000%, 08/01/07                                     250,000         267,318
                                                                   -----------

NEW YORK -- 1.85%
New York City Industrial Development
  Agency Civic Facility Revenue Bond
  5.000%, 11/15/07                                     250,000         267,655
                                                                   -----------

NORTH CAROLINA -- 1.93%
North Carolina Eastern Municipal Power
  Agency System Revenue Bond
  7.000%, 01/01/08                                     250,000         278,785
                                                                   -----------

OKLAHOMA -- 1.88%
Oklahoma State Capital Improvement Authority
  State Highway Revenue Bond
  5.000%, 06/01/09                                     250,000         270,917
                                                                   -----------

TENNESSEE -- 5.14%
Montgomery County Tennessee Unlimited
  General Obligation
  4.750%, 05/01/13                                     700,000         742,091
                                                                   -----------

TEXAS -- 10.86%
Alvarado, Texas Independent School District
  Unlimited General Obligation
  6.800%, 02/15/10                                     420,000         490,493
Houston Texas Utility System Revenue Bond
  5.250%, 05/15/10                                     500,000         547,640
United Independent School District, Texas
  Unlimited General Obligation
  6.700%, 08/15/08                                     465,000         529,100
                                                                   -----------
                                                                     1,567,233
                                                                   -----------

UTAH -- 3.85%
Iron County, Utah School District
  Unlimited General Obligation
  5.500%, 01/15/10                                     500,000         553,820
                                                                   -----------

WASHINGTON -- 2.58%
Washington State Public Power Supply
  Systems Nuclear Project #2 Revenue Bond
  Series A
  5.750%, 07/01/09                                     335,000         372,239
                                                                   -----------

WISCONSIN -- 6.96%
Milwaukee, Wisconsin Unlimited
  General Obligation
  5.000%, 12/15/07                                     500,000         536,215
Wisconsin Housing and Economic
  Development Authority Revenue Bond
  4.350%, 11/01/09                                     462,000         469,013
                                                                   -----------
                                                                     1,005,228
                                                                   -----------
TOTAL MUNICIPAL BONDS
  (cost $13,623,637)                                                14,049,043
                                                                   -----------

                                                       SHARES
                                                       ------
TAX EXEMPT MONEY MARKET FUNDS -- 1.49%
Vanguard Tax-Exempt Money Market Fund                  213,187         213,187
                                                                   -----------
TOTAL TAX EXEMPT MONEY MARKET FUNDS
  (cost $213,187)                                                      213,187
                                                                   -----------
TOTAL INVESTMENTS -- 98.82%
  (cost $13,836,824)                                                14,262,230
                                                                   -----------
OTHER ASSETS LESS LIABILITIES -- 1.18%                                 172,490
                                                                   -----------
NET ASSETS -- 100.00%                                              $14,434,720
                                                                   -----------
                                                                   -----------

                       See notes to financial statements.

COUNTRY SHORT-TERM BOND FUND

                                                     PRINCIPAL
                                                      AMOUNT          VALUE
                                                     ---------        -----
BONDS AND NOTES -- 88.87%

ASSET BACKED -- 11.71%
Americredit Automobile Receivables Trust:
  4.610%, 01/12/09                                  $  300,000     $   306,197
  3.480%, 05/06/10                                     500,000         500,042
Atlantic City Electric Transition Funding, LLC
  2.890%, 07/20/10                                     467,066         464,249
Banc One Home Equity Trust
  7.310%, 06/25/29                                     182,001         184,409
Bank One Issuance Trust
  1.269%, 10/15/09 (2)<F22>                            500,000         499,860
Centerpoint Energy Transition Bond Company
  3.840%, 09/15/07                                     601,457         607,760
CIT Equipment Collateral
  4.030%, 01/20/06                                     193,473         194,976
Citibank Credit Card Issuance Trust
  4.100%, 12/07/06                                   1,000,000       1,009,794
CPL Transition Funding, LLC
  3.540%, 01/15/07                                     190,494         191,659
Ford Credit Auto Owner Trust
  3.620%, 01/15/06                                     256,120         257,276
Honda Auto Receivables Owner Trust
  3.500%, 10/17/05                                      53,676          53,837
Toyota Auto Receivables Owner Trust
  4.000%, 07/15/08                                     500,000         505,648
                                                                   -----------
                                                                     4,775,707
                                                                   -----------

CORPORATE BONDS -- 20.26%
Abbott Laboratories
  5.125%, 07/01/04                                   1,000,000         998,310
American Honda Finance Corporation
  2.875%, 04/03/06 (Cost $500,000,
  Acquired 03/21/2003) (1)<F21>                        500,000         500,095
Ameritech Capital Funding
  5.950%, 01/15/38                                     550,000         561,111
Baltimore Gas and Electric Company
  6.730%, 06/12/12                                     300,000         325,559
Bank One Corporation
  1.480%, 02/27/06 (2)<F22>                            500,000         501,328
Caterpillar Financial Services Corporation
  4.750%, 05/15/06                                     400,000         407,025
Central Telephone Company
  7.040%, 09/21/07                                     500,000         547,652
Eaton Corporation
  6.500%, 06/01/25                                     120,000         126,733
Gannett Co., Inc.
  4.950%, 04/01/05                                     500,000         509,033
General Motors Acceptance Corporation
  5.625%, 05/15/09                                     400,000         399,198
Marshall & Ilsley Bank
  2.900%, 08/18/09                                     300,000         293,841
Merrill Lynch & Co., Inc.
  4.540%, 03/08/05                                     500,000         507,777
Rowan Companies, Inc.
  5.880%, 03/15/12                                   1,125,000       1,191,105
USAA Capital Corporation
  3.130%, 12/15/05 (Cost $400,000,
  Acquired 12/05/2002) (1)<F21>                        400,000         402,722
U.S. Central Credit Union
  2.700%, 09/30/09                                     500,000         488,370
Walt Disney Company
  4.500%, 09/15/04                                     500,000         502,915
                                                                   -----------
                                                                     8,262,774
                                                                   -----------

MORTGAGE BACKED -- 32.47%
Banc of America Commercial Mortgage Inc.
  4.334%, 06/11/35                                     228,682         232,241
Chase Mortgage Finance Corporation
  6.750%, 08/25/28                                     498,158         497,520
Federal Home Loan Mortgage Corp.:
  5.500%, 12/15/05                                     180,023         181,901
  5.500%, 03/01/09                                     215,467         220,464
  2.478%, 05/15/10                                     500,000         478,145
  6.000%, 11/15/11                                     424,286         441,512
  6.900%, 03/15/13                                     664,057         685,329
  4.500%, 05/01/13                                   1,150,454       1,151,324
  4.500%, 06/01/13                                     345,199         345,318
  5.500%, 10/01/14                                     257,363         264,786
  6.500%, 03/01/15                                     260,397         275,326
Federal National Mortgage Association:
  6.500%, 03/01/08                                     217,773         230,560
  5.000%, 03/01/10                                     296,324         300,420
  5.000%, 03/01/13                                     351,629         359,400
  4.500%, 04/01/13                                     380,366         381,456
  5.000%, 04/01/13                                     306,334         313,104
  5.000%, 05/01/13                                     376,120         384,431
  5.500%, 06/01/13                                     271,763         281,926
  4.500%, 09/01/13                                     440,971         442,235
  5.500%, 10/01/13                                     628,507         652,012
  5.000%, 02/01/14                                     696,697         712,094
  3.500%, 02/25/15                                     385,626         384,378
  6.500%, 05/01/19                                     249,156         261,124
  6.500%, 02/25/44                                     450,103         472,021
First Nationwide Trust
  6.750%, 10/21/31                                     488,858         498,406
First Union National Bank
  Commercial Mortgage
  5.196%, 08/15/33                                     443,560         453,993
GE Capital Commercial
  Mortgage Corporation
  5.033%, 12/10/35                                     679,241         697,615
Salomon Brothers Mortgage Securities VII
  3.222%, 03/18/36                                     311,238         310,780
Small Business Administration
  Participation Certificates
  3.530%, 05/01/13                                     511,114         496,662
Structured Asset Securities Corporation
  5.540%, 11/25/32                                     400,000         404,441
Wachovia Bank Commercial Mortgage Trust
  3.003%, 04/15/35                                     438,889         430,403
                                                                   -----------
                                                                    13,241,327
                                                                   -----------

U.S. GOVERNMENT AGENCIES -- 23.81%
Federal Home Loan Bank:
  2.125%, 12/15/04                                   1,000,000       1,002,526
  1.600%, 04/05/07 (2)<F22>                            700,000         685,781
  3.500%, 04/22/08                                     500,000         489,602
  3.375%, 07/21/08                                     500,000         488,945
  4.250%, 05/04/09                                     600,000         594,799
  3.000%, 03/30/11 (2)<F22>                            750,000         743,129
  3.500%, 01/30/14 (2)<F22>                            700,000         693,652
  4.000%, 02/27/14 (2)<F22>                            700,000         695,214
Federal Home Loan Mortgage Corp.
  2.375%, 02/15/07                                     500,000         487,245
Federal National Mortgage Association
  3.125%, 07/15/06                                     500,000         500,643
Overseas Private Investment Company
  2.410%, 06/15/09                                     700,000         689,220
Private Export Funding:
  6.450%, 09/30/04                                   1,000,000       1,012,309
  7.650%, 05/15/06                                   1,500,000       1,627,687
                                                                   -----------
                                                                     9,710,752
                                                                   -----------

U.S. GOVERNMENT OBLIGATIONS -- 0.62%
U.S. Treasury Note
  3.875%, 05/15/09                                     250,000         250,840
                                                                   -----------
TOTAL BONDS AND NOTES
  (cost $36,200,661)                                                36,241,400
                                                                   -----------

COMMERCIAL PAPER -- 5.54%
American General Finance
  1.190%, 07/21/04                                   1,050,000       1,049,306
General Electric Capital Corporation
  1.110%, 07/14/04                                   1,210,000       1,209,510
                                                                   -----------
TOTAL COMMERCIAL PAPER
  (cost $2,258,816)                                                  2,258,816
                                                                   -----------

                                                      SHARES
                                                      ------
MONEY MARKET FUNDS -- 4.88%
Federated Prime Obligations Fund --
  Institutional Shares                               1,631,270       1,631,270
Janus Money Market Fund --
  Institutional Shares                                 360,926         360,926
                                                                   -----------
TOTAL MONEY MARKET FUNDS
  (cost $1,992,196)                                                  1,992,196
                                                                   -----------
TOTAL INVESTMENTS -- 99.29%
  (cost $40,451,673)                                                40,492,412
                                                                   -----------
OTHER ASSETS LESS LIABILITIES -- 0.71%                                 291,220
                                                                   -----------
NET ASSETS -- 100.00%                                              $40,783,632
                                                                   -----------
                                                                   -----------

(1)<F21> Restricted under Rule 144A of the Securities Act of 1933.
(2)<F22> Variable rate security.  The rate shown is in effect on June 30, 2004.

                       See notes to financial statements.

COUNTRY BOND FUND

                                                     PRINCIPAL
                                                      AMOUNT          VALUE
                                                     ---------        -----
BONDS AND NOTES -- 89.02%

ASSET BACKED -- 4.66%
California Infrastructure PG & E - 1
  6.420%, 09/25/08                                  $  715,199     $   746,333
Citibank Credit Card Issuance Trust
  4.150%, 07/07/17                                     200,000         181,637
Federal Home Loan Mortgage Corp.
  6.400%, 09/25/28                                     500,000         509,193
Green Tree Financial Corporation
  6.870%, 01/15/29                                     124,302         129,290
Sears Credit Account Master Trust
  5.650%, 03/17/09                                     131,250         133,033
TXU Electric Delivery Transition
  Bond Company LLC
  3.520%, 11/15/11                                     250,000         248,750
                                                                   -----------
                                                                     1,948,236
                                                                   -----------

CORPORATE BOND -- 28.89%
American General Finance Corporation
  5.750%, 03/15/07                                     400,000         421,944
American Honda Finance Corporation
  4.500%, 05/26/09 (Cost $299,361,
  Acquired 05/18/2004) (1)<F23>                        300,000         300,184
Ameritech Capital Funding  Corp.
  5.950%, 01/15/38                                   1,000,000       1,020,202
ASIF Global Financing XIX
  4.900%, 01/17/13 (Cost $249,218,
  Acquired 01/10/2003) (1)<F23>                        250,000         244,156
Baltimore Gas and Electric Company
  6.730%, 06/12/12                                     350,000         379,819
Bank of America Corporation
  6.975%, 03/07/37                                     250,000         279,701
Bank One Corporation
  1.480%, 02/27/06 (3)<F25>                            500,000         501,328
Canadian National Railway Company
  6.450%, 07/15/06 (3)<F25> (4)<F26>                   400,000         424,740
Central Illinois Public Service Co.
  7.610%, 06/01/17                                     300,000         325,220
Citicorp
  7.200%, 06/15/07                                     250,000         273,553
CSX Corporation
  6.420%, 06/15/10                                     250,000         275,146
CSX Transportation, Inc.
  6.500%, 04/15/14                                     600,000         658,663
Daimler-Chrysler NA Holding Co.
  4.750%, 01/15/08                                     250,000         252,072
Delta Air Lines, Inc.
  6.417%, 07/02/12                                     200,000         206,875
  6.718%, 01/02/23                                     177,508         182,821
FedEx Corp.
  6.720%, 01/15/22                                     347,241         371,950
Florida Power Corporation
  4.800%, 03/01/13                                     300,000         289,737
Ford Motor Credit Company
  7.200%, 06/15/07                                     300,000         319,002
General Electric Capital Corporation:
  6.500%, 11/01/06                                     300,000         322,477
  3.000%, 06/27/18 (3)<F25>                            200,000         175,287
General Electric Company
  5.000%, 02/01/13                                     300,000         295,252
General Motors Acceptance Corporation
  6.750%, 01/15/06                                     500,000         523,925
GTE Corporation
  6.360%, 04/15/06                                     400,000         420,782
GTE South, Inc.
  6.125%, 06/15/07                                     200,000         213,315
Halliburton Company
  6.750%, 02/01/27                                     100,000         110,725
Ingersoll-Rand Company
  6.015%, 02/15/28                                     400,000         429,720
Madison Gas & Electric Co.
  6.020%, 09/15/08                                     300,000         316,987
Northwest Airlines Inc.
  7.935%, 04/01/19                                     565,717         605,105
Progress Energy, Inc.
  7.100%, 03/01/11                                     200,000         219,158
  6.850%, 04/15/12                                     100,000         108,062
Suntrust Capital II
  7.900%, 06/15/27                                     200,000         217,160
Union Pacific Railroad Company
  6.630%, 01/27/22                                     400,000         436,024
Wachovia Corporation
  6.605%, 10/01/25                                     600,000         635,672
Wisconsin Bell
  6.350%, 12/01/26                                     300,000         321,461
                                                                   -----------
                                                                    12,078,225
                                                                   -----------

FOREIGN GOVERNMENT -- 1.01%
Province of Ontario
  5.500%, 10/01/08 (4)<F26>                            400,000         422,518
                                                                   -----------

MORTGAGE BACKED -- 30.78%
Federal Home Loan Mortgage Corp.:
  7.000%, 03/01/12                                     352,301         373,957
  6.500%, 03/01/15                                     260,397         275,326
  6.500%, 10/01/29                                     481,863         503,570
Federal National Mortgage Association:
  5.000%, 02/01/14                                     836,037         854,512
  4.500%, 06/25/18                                   1,250,000       1,175,213
  5.000%, 09/25/22                                     700,000         655,265
  6.500%, 09/25/22                                      13,066          13,071
  5.500%, 02/01/33                                     400,337         399,806
  6.500%, 02/25/44                                     450,103         472,021
Government National Mortgage Association:
  4.500%, 05/20/14                                     358,491         346,577
  6.500%, 04/15/26                                     311,904         327,704
  8.000%, 07/15/26                                     180,156         198,153
  6.500%, 07/15/29                                     235,878         246,929
  7.500%, 11/15/29                                     242,854         262,140
  6.000%, 06/15/31                                   1,345,469       1,382,000
  6.000%, 02/15/32                                     241,342         247,814
  5.000%, 01/15/33                                   1,738,748       1,689,454
  4.920%, 05/16/34                                     600,000         573,961
Heller Financial Commercial Mortgage
  7.750%, 01/17/34                                     400,000         455,925
J.P. Morgan Commercial Mortgage
  Finance Corp.:
  7.088%, 09/15/29                                     556,000         601,244
  5.050%, 12/12/34                                     300,000         297,526
Merrill Lynch Mortgage Investors, Inc.
  7.370%, 11/15/31                                     172,361         179,853
Morgan Stanley Capital I
  6.760%, 03/15/32                                     193,336         205,472
Nomura Asset Acceptance Corporation
  6.500%, 03/25/34                                     271,737         280,399
Small Business Administration
  Participation Certificates
  4.640%, 05/01/23                                     667,330         644,430
Vendee Mortgage Trust
  5.750%, 11/15/32                                     200,000         206,652
                                                                   -----------
                                                                    12,868,974
                                                                   -----------

MUNICIPAL -- 1.40%
Kentucky State Property & Buildings
  Community Revenue Bond
  5.100%, 10/01/15                                     500,000         486,610
Wisconsin State Unlimited General Obligation
  6.550%, 11/01/05                                      95,000          99,328
                                                                   -----------
                                                                       585,938
                                                                   -----------

U.S. GOVERNMENT AGENCIES -- 13.64%
Federal Farm Credit Bank
  6.690%, 09/08/10                                     500,000         555,382
Federal Home Loan Bank:
  3.000%, 07/09/13 (3)<F25>                            250,000         233,713
  3.500%, 01/30/14 (3)<F25>                            300,000         297,279
  4.000%, 12/30/15 (3)<F25>                            200,000         184,916
  4.000%, 07/02/15 (3)<F25>                            700,000         655,125
  4.000%, 03/30/16 (3)<F25>                            150,000         143,618
  4.000%, 06/26/18                                     175,000         161,473
  4.250%, 06/26/18                                     500,000         467,383
Federal Home Loan Mortgage Corp.:
  4.375%, 02/04/10                                   1,000,000         988,245
  6.250%, 03/05/12                                     800,000         838,163
Federal National Mortgage Association:
  3.125%, 07/15/06                                     300,000         300,385
  4.750%, 02/21/13                                     300,000         289,582
New Valley Generation IV
  4.687%, 01/15/22                                     341,172         323,260
Private Export Funding
  5.685%, 05/15/12                                     250,000         262,593
                                                                   -----------
                                                                     5,701,117
                                                                   -----------

U.S. GOVERNMENT OBLIGATIONS -- 8.64%
U.S. Treasury Bond
  5.250%, 02/15/29                                     250,000         245,117
U.S. Treasury Note:
  3.875%, 05/15/09                                     250,000         250,840
  3.000%, 07/15/12 (2)<F24>                          1,249,692       1,351,034
  1.875%, 07/15/13 (2)<F24>                          1,019,500       1,007,115
  2.000%, 01/15/14 (2)<F24>                            354,680         352,573
  4.750%, 05/15/14                                     400,000         404,172
                                                                   -----------
                                                                     3,610,851
                                                                   -----------
TOTAL BONDS AND NOTES
  (cost $36,391,281)                                                37,215,859
                                                                   -----------

COMMERCIAL PAPER -- 3.57%
American General Finance
  1.190%, 07/21/04                                   1,025,000       1,024,322
General Electric Capital Corporation
  1.110%, 07/14/04                                     470,000         469,810
                                                                   -----------
TOTAL COMMERCIAL PAPER
  (cost $1,494,132)                                                  1,494,132
                                                                   -----------


                                                      SHARES
                                                      ------
MONEY MARKET FUNDS -- 6.50%
Federated Prime Obligations Fund --
  Institutional Shares                               1,856,418      $1,856,418
Janus Money Market Fund --
  Institutional Shares                                 859,618         859,618
                                                                   -----------
TOTAL MONEY MARKET FUNDS
  (cost $2,716,036)                                                  2,716,036
                                                                   -----------
TOTAL INVESTMENTS -- 99.09%
  (cost $40,601,449)                                                41,426,027
                                                                   -----------
OTHER ASSETS LESS LIABILITIES -- 0.91%                                 379,440
                                                                   -----------
NET ASSETS -- 100.00%                                              $41,805,467
                                                                   -----------
                                                                   -----------

(1)<F23> Restricted under Rule 144A of the Securities Act of 1933.
(2)<F24> United States Treasury Inflation Index Note.
(3)<F25> Variable rate security.  The rate shown is in effect on June 30, 2004.
(4)<F26> Foreign Security.

                       See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES June 30, 2004

                                                            COUNTRY        COUNTRY        COUNTRY        COUNTRY        COUNTRY
                                                             GROWTH        BALANCED      TAX EXEMPT     SHORT-TERM        BOND
                                                              FUND           FUND        BOND FUND      BOND FUND         FUND
                                                            -------        -------       ----------     ----------      -------
ASSETS:
   Investments in securities:
      At cost                                             $136,795,329    $19,939,674    $13,836,824    $40,451,673    $40,601,449
                                                          ------------    -----------    -----------    -----------    -----------
                                                          ------------    -----------    -----------    -----------    -----------
      At value                                            $182,625,170    $23,519,667    $14,262,230    $40,492,412    $41,426,027
   Cash                                                             --             --          2,089             --          3,881
   Receivable for capital stock sold                            79,648         14,592             --         50,185          2,543
   Dividends receivable                                        245,067         20,820             --             --             --
   Interest receivable                                           4,296         66,479        183,022        284,036        406,204
   Other receivables                                            17,841          2,247          1,179          3,621          3,411
   Deposit at Distributor                                       17,605          2,344          2,223          2,163          1,859
   Prepaid expenses and other assets                             8,118          3,323          2,828          3,729          4,143
                                                          ------------    -----------    -----------    -----------    -----------
      Total assets                                         182,997,745     23,629,472     14,453,571     40,836,146     41,848,068
                                                          ------------    -----------    -----------    -----------    -----------
LIABILITIES:
   Payable for capital stock redeemed                            5,347             --          6,000         12,452          3,724
   Payable for securities purchased                          1,296,369        375,699             --             --             --
   Payable to Advisor                                          111,155         14,175          1,712         12,906         11,303
   Payable to Custodian                                            105          1,587             --          1,894             --
   Accrued expenses and other liabilities                      109,775         17,803         11,139         25,262         27,574
                                                          ------------    -----------    -----------    -----------    -----------
      Total liabilities                                      1,522,751        409,264         18,851         52,514         42,601
                                                          ------------    -----------    -----------    -----------    -----------
NET ASSETS                                                $181,474,994    $23,220,208    $14,434,720    $40,783,632    $41,805,467
                                                          ------------    -----------    -----------    -----------    -----------
                                                          ------------    -----------    -----------    -----------    -----------
NET ASSETS CONSIST OF:
   Paid in capital                                        $136,619,149    $19,559,581    $13,931,799    $40,772,582    $40,721,406
   Undistributed net investment income                         808,017          5,848          6,278          9,565         13,624
   Accumulated net realized gain (loss) on investments      (1,782,013)        74,786         71,237        (39,254)       245,859
   Net unrealized appreciation on investment securities     45,829,841      3,579,993        425,406         40,739        824,578
                                                          ------------    -----------    -----------    -----------    -----------
      Total -- representing net assets applicable to
        outstanding capital stock                         $181,474,994    $23,220,208    $14,434,720    $40,783,632    $41,805,467
                                                          ------------    -----------    -----------    -----------    -----------
                                                          ------------    -----------    -----------    -----------    -----------
CLASS Y:
   Net assets                                             $175,299,646    $20,603,303    $14,230,159    $39,409,983    $39,812,692
   Shares outstanding                                        7,866,536      1,392,154      1,642,311      3,892,569      3,870,980
   Net asset value, redemption price
     and offering price per share                         $      22.28    $     14.80    $      8.66    $     10.12    $     10.28
CLASS A:
   Net assets                                             $  6,175,348    $ 2,616,905    $   204,561    $ 1,373,649    $ 1,992,775
   Shares outstanding                                          276,890        176,290         23,499        134,943        192,376
   Net asset value and redemption price per share         $      22.30    $     14.84    $      8.71    $     10.18    $     10.36
   Maximum offering price per share                       $      23.60    $     15.70    $      9.10    $     10.44    $     10.82

                       See notes to financial statements.

STATEMENTS OF OPERATIONS for the Year Ended June 30, 2004

                                                            COUNTRY        COUNTRY        COUNTRY        COUNTRY        COUNTRY
                                                             GROWTH        BALANCED      TAX EXEMPT     SHORT-TERM        BOND
                                                              FUND           FUND        BOND FUND      BOND FUND         FUND
                                                            -------        -------       ----------     ----------      -------
INVESTMENT INCOME:
   Dividends*<F27>                                         $ 3,098,148    $  264,134     $      --      $       --     $        --
   Interest                                                    109,984       371,993       592,226       1,489,851       2,157,115
                                                           -----------    ----------     ---------      ----------     -----------
      Total investment income                                3,208,132       636,127       592,226       1,489,851       2,157,115
                                                           -----------    ----------     ---------      ----------     -----------
EXPENSES:
   12b-1 fees                                                  159,370        12,880        23,652           5,685           1,345
   Investment advisory fees (Note F)                         1,275,391       165,365        74,945         202,246         328,710
   Transfer agent fees                                         155,610        20,050        12,312          36,623          39,594
   Professional fees                                            96,762         3,884         2,654          16,669          22,123
   Printing                                                     71,251        12,393         5,080          14,679          17,733
   Custody fees                                                 31,276         3,758         3,759           7,018           6,001
   Trustee's fees                                                5,781           955           791           1,325           1,275
   Administration fees                                         185,038        23,644        14,504          43,571          46,791
   Accounting fees                                             116,746        24,627        12,509          34,703          39,502
   Insurance                                                    21,988         2,791         1,910           5,812           6,982
   Registration fees                                            14,124         7,424         6,276           8,337           8,635
   Other expense                                                    --            --            --             633              --
                                                           -----------    ----------     ---------      ----------     -----------
      Total expenses                                         2,133,337       277,771       158,392         377,301         518,691
   Less: Expenses waived (Note F)                              (31,276)       (3,758)      (26,429)        (33,483)       (146,153)
                                                           -----------    ----------     ---------      ----------     -----------
      Net expenses                                           2,102,061       274,013       131,963         343,818         372,538
                                                           -----------    ----------     ---------      ----------     -----------
NET INVESTMENT INCOME                                        1,106,071       362,114       460,263       1,146,033       1,784,577
                                                           -----------    ----------     ---------      ----------     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investments                          3,676,440       186,967       121,553         158,104         422,062
   Net change in unrealized appreciation / depreciation
     on investments                                         20,390,336     1,424,300      (648,939)       (993,511)     (2,111,320)
                                                           -----------    ----------     ---------      ----------     -----------
   Net realized and unrealized
     gain (loss) on investments                             24,066,776     1,611,267      (527,386)       (835,407)     (1,689,258)
                                                           -----------    ----------     ---------      ----------     -----------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                $25,172,847    $1,973,381     $ (67,123)     $  310,626     $    95,319
                                                           -----------    ----------     ---------      ----------     -----------
                                                           -----------    ----------     ---------      ----------     -----------
*<F27> Net of foreign taxes withheld of                    $    22,424    $      501     $      --      $       --     $        --
                                                           -----------    ----------     ---------      ----------     -----------
                                                           -----------    ----------     ---------      ----------     -----------

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                            COUNTRY GROWTH FUND           COUNTRY BALANCED FUND
                                                                         -------------------------      -------------------------
                                                                         YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                                          06/30/04        06/30/03       06/30/04       06/30/03
                                                                         ----------      ----------     ----------     ----------
OPERATIONS:
   Net investment income                                                 $  1,106,071   $  1,145,162    $   362,114    $   349,083
   Net realized gain (loss) on investments                                  3,676,440     (4,458,827)       186,967        124,159
   Net change in unrealized appreciation / depreciation on investments     20,390,336      2,169,496      1,424,300        244,698
                                                                         ------------   ------------    -----------    -----------
   Net increase (decrease) in net assets resulting from operations         25,172,847     (1,144,169)     1,973,381        717,940
                                                                         ------------   ------------    -----------    -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM CLASS Y (NOTE B):
   Net investment income                                                     (981,840)      (935,918)      (330,529)      (345,915)
   Net realized gains on investments                                               --             --        (62,278)            --
                                                                         ------------   ------------    -----------    -----------
   Total distributions -- Class Y                                            (981,840)      (935,918)      (392,807)      (345,915)
                                                                         ------------   ------------    -----------    -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM CLASS A (NOTE B):
   Net investment income                                                      (17,265)        (7,408)       (26,328)       (11,584)
   Net realized gains on investments                                               --             --         (4,409)            --
                                                                         ------------   ------------    -----------    -----------
   Total distributions -- Class A                                             (17,265)        (7,408)       (30,737)       (11,584)
                                                                         ------------   ------------    -----------    -----------
CAPITAL STOCK TRANSACTIONS -- (NET) (NOTE C)                                4,365,726     (3,425,814)     1,536,134       (132,041)
                                                                         ------------   ------------    -----------    -----------
   Total increase (decrease) in net assets                                 28,539,468     (5,513,309)     3,085,971        228,400

NET ASSETS:
   Beginning of period                                                    152,935,526    158,448,835     20,134,237     19,905,837
                                                                         ------------   ------------    -----------    -----------
   End of period*<F28>                                                   $181,474,994   $152,935,526    $23,220,208    $20,134,237
                                                                         ------------   ------------    -----------    -----------
                                                                         ------------   ------------    -----------    -----------
*<F28> Including undistributed net investment income of                  $    808,017   $    701,051    $     5,848    $     2,680
                                                                         ------------   ------------    -----------    -----------
                                                                         ------------   ------------    -----------    -----------

                                                                        COUNTRY TAX EXEMPT BOND FUND
                                                                        ----------------------------
                                                                         YEAR ENDED      YEAR ENDED
                                                                          06/30/04        06/30/03
                                                                         ----------      ----------
OPERATIONS:
   Net investment income                                                  $   460,263    $   385,434
   Net realized gain on investments                                           121,553        112,973
   Net change in unrealized appreciation / depreciation on investments       (648,939)       406,304
                                                                          -----------    -----------
   Net increase (decrease) in net assets resulting from operations            (67,123)       904,711
                                                                          -----------    -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM CLASS Y (NOTE B):
   Net investment income                                                     (455,936)      (385,625)
   Net realized gains on investments                                         (162,256)      (170,034)
                                                                          -----------    -----------
   Total distributions -- Class Y                                            (618,192)      (555,659)
                                                                          -----------    -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM CLASS A (NOTE B):
   Net investment income                                                       (3,551)        (1,511)
   Net realized gains on investments                                           (1,025)          (342)
                                                                          -----------    -----------
   Total distributions -- Class A                                              (4,576)        (1,853)
                                                                          -----------    -----------
CAPITAL STOCK TRANSACTIONS -- (NET) (NOTE C)                                  (69,619)      (149,834)
                                                                          -----------    -----------
   Total increase (decrease) in net assets                                   (759,510)       197,365

NET ASSETS:
   Beginning of period                                                     15,194,230     14,996,865
                                                                          -----------    -----------
   End of period*<F29>                                                    $14,434,720    $15,194,230
                                                                          -----------    -----------
                                                                          -----------    -----------
*<F29> Including undistributed net investment income of                   $     6,278    $     5,502
                                                                          -----------    -----------
                                                                          -----------    -----------

                                                                        COUNTRY SHORT-TERM BOND FUND        COUNTRY BOND FUND
                                                                        ----------------------------    -------------------------
                                                                         YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                                          06/30/04        06/30/03       06/30/04       06/30/03
                                                                         ----------      ----------     ----------     ----------
OPERATIONS:
   Net investment income                                                  $ 1,146,033    $ 1,211,937    $ 1,784,577    $ 2,035,214
   Net realized gain on investments                                           158,104        128,725        422,062      1,163,116
   Net change in unrealized appreciation / depreciation on investments       (993,511)       331,860     (2,111,320)     1,280,765
                                                                          -----------    -----------    -----------    -----------
   Net increase in net assets resulting from operations                       310,626      1,672,522         95,319      4,479,095
                                                                          -----------    -----------    -----------    -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM CLASS Y (NOTE B):
   Net investment income                                                   (1,271,268)    (1,193,919)    (1,681,510)    (2,016,922)
   Net realized gains on investments                                         (169,661)      (245,030)    (1,322,479)       (59,562)
                                                                          -----------    -----------    -----------    -----------
   Total distributions -- Class Y                                          (1,440,929)    (1,438,949)    (3,003,989)    (2,076,484)
                                                                          -----------    -----------    -----------    -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM CLASS A (NOTE B):
   Net investment income                                                      (35,122)       (15,953)       (63,098)       (25,961)
   Net realized gains on investments                                           (4,097)        (1,347)       (36,359)          (319)
                                                                          -----------    -----------    -----------    -----------
   Total distributions -- Class A                                             (39,219)       (17,300)       (99,457)       (26,280)
                                                                          -----------    -----------    -----------    -----------
CAPITAL STOCK TRANSACTIONS -- (NET) (NOTE C)                                  687,971      7,525,978     (4,106,974)      (746,208)
                                                                          -----------    -----------    -----------    -----------
   Total increase (decrease) in net assets                                   (481,551)     7,742,251     (7,115,101)     1,630,123

NET ASSETS:
   Beginning of period                                                     41,265,183     33,522,932     48,920,568     47,290,445
                                                                          -----------    -----------    -----------    -----------
   End of period*<F30>                                                    $40,783,632    $41,265,183    $41,805,467    $48,920,568
                                                                          -----------    -----------    -----------    -----------
                                                                          -----------    -----------    -----------    -----------
*<F30> Including undistributed net investment income of                   $     9,565    $    17,535    $    13,624    $    24,870
                                                                          -----------    -----------    -----------    -----------
                                                                          -----------    -----------    -----------    -----------

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS

The tables below set forth financial data for a share of capital stock outstanding throughout each period presented.

                                                                               COUNTRY GROWTH FUND
                                                        ----------------------------------------------------------------
                                                                              YEARS ENDED JUNE 30,
                                                        ----------------------------------------------------------------
                                                        2004            2003          2002            2001          2000
                                                        ----            ----          ----            ----          ----
CLASS Y SHARES
Net asset value, beginning of year                     $  19.24       $  19.48       $  22.58       $  27.41       $  27.24
                                                       --------       --------       --------       --------       --------
   INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                   0.14           0.14           0.12           0.14           0.12
   Net realized and unrealized gains (losses)              3.03          (0.26)         (3.06)         (1.08)          2.46
                                                       --------       --------       --------       --------       --------
      Total from investment operations                     3.17          (0.12)         (2.94)         (0.94)          2.58
                                                       --------       --------       --------       --------       --------
   LESS DISTRIBUTIONS
   Dividends from net investment income                   (0.13)         (0.12)         (0.13)         (0.15)         (0.16)
   Distributions from capital gains                          --             --          (0.03)         (3.74)         (2.25)
                                                       --------       --------       --------       --------       --------
      Total distributions                                 (0.13)         (0.12)         (0.16)         (3.89)         (2.41)
                                                       --------       --------       --------       --------       --------
Net asset value, end of year                           $  22.28       $  19.24       $  19.48       $  22.58       $  27.41
                                                       --------       --------       --------       --------       --------
                                                       --------       --------       --------       --------       --------
TOTAL INVESTMENT RETURN                                   16.54%         -0.58%        -13.10%         -3.87%         10.29%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000's)                $175,300       $150,560       $157,630       $180,856       $194,505
   Ratio of expenses to average net assets:
      Before expense waiver                                1.25%          1.16%          1.06%          1.12%          1.16%
      After expense waiver                                 1.24%          1.14%          1.04%          1.10%          1.13%
   Ratio of net investment income
     to average net assets:
      Before expense waiver                                0.64%          0.78%          0.54%          0.53%          0.41%
      After expense waiver                                 0.65%          0.80%          0.56%          0.55%          0.44%
Portfolio turnover rate(2)<F32>                           12.41%          9.94%         17.24%         22.23%         30.82%

                                                                                       COUNTRY GROWTH FUND
                                                                    ---------------------------------------------------------
                                                                                                        MARCH 1, 2002(1)<F31>
                                                                      YEAR ENDED          YEAR ENDED           THROUGH
                                                                    JUNE 30, 2004       JUNE 30, 2003       JUNE 30, 2002
                                                                    -------------       -------------       -------------
CLASS A SHARES
Net asset value, beginning of period                                    $19.26              $19.47              $21.59
                                                                        ------              ------              ------
   INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                                  0.14                0.14(3)<F33>        0.01
   Net realized and unrealized gains (losses)                             3.03               (0.23)              (2.13)
                                                                        ------              ------              ------
      Total from investment operations                                    3.17               (0.09)              (2.12)
                                                                        ------              ------              ------
   LESS DISTRIBUTIONS
   Dividends from net investment income                                  (0.13)              (0.12)                 --
   Distributions from capital gains                                         --                  --                  --
                                                                        ------              ------              ------
      Total distributions                                                (0.13)              (0.12)                 --
                                                                        ------              ------              ------
Net asset value, end of period                                          $22.30              $19.26              $19.47
                                                                        ------              ------              ------
                                                                        ------              ------              ------
TOTAL INVESTMENT RETURN(4)<F34>                                          16.52%              -0.42%              -9.82%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000's)                                 $6,175              $2,375                $819
   Ratio of expenses to average net assets:
      Before expense waiver                                               1.25%               1.16%               1.06%*<F35>
      After expense waiver                                                1.24%               1.14%               1.04%*<F35>
   Ratio of net investment income to average net assets:
      Before expense waiver                                               0.64%               0.78%               0.54%*<F35>
      After expense waiver                                                0.65%               0.80%               0.56%*<F35>
Portfolio turnover rate(2)<F32>                                          12.41%               9.94%              17.24%

(1)<F31>  Class A inception date.
(2)<F32> Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(3)<F33> Net investment income per share represents net investment income for the respective period divided by the monthly average shares of beneficial interest outstanding throughout the period.
(4)<F34>  Total investment return does not reflect sales load.
  *<F35>  Annualized.

                       See notes to financial statements.

The tables below set forth financial data for a share of capital stock outstanding throughout each period presented.

                                                                                COUNTRY BALANCED FUND
                                                        --------------------------------------------------------------------
                                                                                YEARS ENDED JUNE 30,
                                                        --------------------------------------------------------------------
                                                        2004            2003          2002        2001(3)<F38>  2000(3)<F38>
                                                        ----            ----          ----        ------------  ------------
CLASS Y SHARES
Net asset value, beginning of year                    $ 13.77         $ 13.50       $ 15.00         $ 16.95       $ 17.12
                                                      -------         -------       -------         -------       -------
   INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                 0.24            0.24          0.25            0.31          0.36
   Net realized and unrealized gains (losses)            1.06            0.28         (1.47)          (0.49)         0.96
                                                      -------         -------       -------         -------       -------
      Total from investment operations                   1.30            0.52         (1.22)          (0.18)         1.32
                                                      -------         -------       -------         -------       -------
   LESS DISTRIBUTIONS
   Dividends from net investment income                 (0.23)          (0.25)        (0.24)          (0.31)        (0.36)
   Distributions from capital gains                     (0.04)             --         (0.04)          (1.46)        (1.13)
                                                      -------         -------       -------         -------       -------
      Total distributions                               (0.27)          (0.25)        (0.28)          (1.77)        (1.49)
                                                      -------         -------       -------         -------       -------
Net asset value, end of year                          $ 14.80         $ 13.77       $ 13.50         $ 15.00       $ 16.95
                                                      -------         -------       -------         -------       -------
                                                      -------         -------       -------         -------       -------
TOTAL INVESTMENT RETURN                                  9.56%           3.98%        -8.23%          -1.24%         8.14%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000's)               $20,603         $19,128       $19,596         $19,929       $24,743
   Ratio of expenses to average net assets:
      Before expense waiver                              1.26%           1.47%         1.41%           1.34%         1.26%
      After expense waiver                               1.24%           1.45%         1.39%           1.32%         1.23%
   Ratio of net investment income
     to average net assets:
      Before expense waiver                              1.63%           1.85%         1.72%           1.89%         2.13%
      After expense waiver                               1.64%           1.87%         1.74%           1.91%         2.16%
Portfolio turnover rate(2)<F37>                         32.37%          19.91%        16.75%          19.78%        25.85%

                                                                                 COUNTRY BALANCED FUND
                                                               ---------------------------------------------------------
                                                                                                   MARCH 1, 2002(1)<F36>
                                                                 YEAR ENDED          YEAR ENDED           THROUGH
                                                               JUNE 30, 2004       JUNE 30, 2003       JUNE 30, 2002
                                                               -------------       -------------       -------------
CLASS A SHARES
Net asset value, beginning of period                               $13.81              $13.54              $14.59
                                                                   ------              ------              ------
   INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                             0.24                0.25                0.05
   Net realized and unrealized gains (losses)                        1.06                0.27               (1.05)
                                                                   ------              ------              ------
      Total from investment operations                               1.30                0.52               (1.00)
                                                                   ------              ------              ------
   LESS DISTRIBUTIONS
   Dividends from net investment income                             (0.23)              (0.25)              (0.05)
   Distributions from capital gains                                 (0.04)                 --                  --
                                                                   ------              ------              ------
      Total distributions                                           (0.27)              (0.25)              (0.05)
                                                                   ------              ------              ------
Net asset value, end of period                                     $14.84              $13.81              $13.54
                                                                   ------              ------              ------
                                                                   ------              ------              ------
TOTAL INVESTMENT RETURN(4)<F39>                                      9.53%               3.97%              -6.84%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000's)                            $2,617              $1,006                $310
   Ratio of expenses to average net assets:
      Before expense waiver                                          1.26%               1.47%               1.41%*<F40>
      After expense waiver                                           1.24%               1.45%               1.39%*<F40>
   Ratio of net investment income to average net assets:
      Before expense waiver                                          1.63%               1.85%               1.72%*<F40>
      After expense waiver                                           1.64%               1.87%               1.74%*<F40>
Portfolio turnover rate(2)<F37>                                     32.37%              19.91%              16.75%

(1)<F36>  Class A inception date.
(2)<F37> Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(3)<F38> Prior to October 31, 2001, the COUNTRY Balanced Fund was known as the COUNTRY Asset Allocation Fund.
(4)<F39>  Total investment return does not reflect sales load.
  *<F40>  Annualized.

                       See notes to financial statements.

The tables below set forth financial data for a share of capital stock outstanding throughout each period presented.

                                                                          COUNTRY TAX EXEMPT BOND FUND
                                                        ----------------------------------------------------------------
                                                                              YEARS ENDED JUNE 30,
                                                        ----------------------------------------------------------------
                                                        2004            2003          2002            2001          2000
                                                        ----            ----          ----            ----          ----
CLASS Y SHARES
Net asset value, beginning of year                    $  9.07         $  8.87       $  8.74         $  8.53       $  8.65
                                                      -------         -------       -------         -------       -------
   INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                 0.27            0.23          0.30            0.37          0.36
   Net realized and unrealized gains (losses)           (0.31)           0.30          0.18            0.28         (0.09)
                                                      -------         -------       -------         -------       -------
      Total from investment operations                  (0.04)           0.53          0.48            0.65          0.27
                                                      -------         -------       -------         -------       -------
   LESS DISTRIBUTIONS
   Dividends from net investment income                 (0.27)          (0.23)        (0.30)          (0.37)        (0.36)
   Distributions from capital gains                     (0.10)          (0.10)        (0.05)          (0.07)        (0.03)
                                                      -------         -------       -------         -------       -------
      Total distributions                               (0.37)          (0.33)        (0.35)          (0.44)        (0.39)
                                                      -------         -------       -------         -------       -------
Net asset value, end of year                          $  8.66         $  9.07       $  8.87         $  8.74       $  8.53
                                                      -------         -------       -------         -------       -------
                                                      -------         -------       -------         -------       -------
TOTAL INVESTMENT RETURN                                 -0.44%           6.07%         5.54%           7.73%         3.16%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000's)               $14,230         $15,096       $14,986         $15,998       $15,678
   Ratio of expenses to average net assets:
      Before expense waiver                              1.06%           1.63%         1.26%           1.26%         1.17%
      After expense waiver                               0.88%           1.61%         1.23%           0.85%         1.08%
   Ratio of net investment income
     to average net assets:
      Before expense waiver                              2.89%           2.50%         3.31%           3.81%         4.05%
      After expense waiver                               3.07%           2.52%         3.34%           4.22%         4.14%
Portfolio turnover rate(2)<F42>                         26.49%          12.65%        43.39%          35.37%        16.76%

                                                                             COUNTRY TAX EXEMPT BOND FUND
                                                               ---------------------------------------------------------
                                                                                                   MARCH 1, 2002(1)<F41>
                                                                 YEAR ENDED          YEAR ENDED           THROUGH
                                                               JUNE 30, 2004       JUNE 30, 2003       JUNE 30, 2002
                                                               -------------       -------------       -------------
CLASS A SHARES
Net asset value, beginning of period                                $9.10               $8.90               $8.83
                                                                    -----               -----               -----
   INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                             0.27                0.23                0.07
   Net realized and unrealized gains (losses)                       (0.29)               0.30                0.07
                                                                    -----               -----               -----
      Total from investment operations                              (0.02)               0.53                0.14
                                                                    -----               -----               -----
   LESS DISTRIBUTIONS
   Dividends from net investment income                             (0.27)              (0.23)              (0.07)
   Distributions from capital gains                                 (0.10)              (0.10)                 --
                                                                    -----               -----               -----
      Total distributions                                           (0.37)              (0.33)              (0.07)
                                                                    -----               -----               -----
Net asset value, end of period                                      $8.71               $9.10               $8.90
                                                                    -----               -----               -----
                                                                    -----               -----               -----
TOTAL INVESTMENT RETURN(3)<F43>                                     -0.21%               6.05%               1.61%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000's)                              $205                 $98                 $11
   Ratio of expenses to average net assets:
      Before expense waiver                                          1.06%               1.63%               1.26%*<F44>
      After expense waiver                                           0.88%               1.61%               1.23%*<F44>
   Ratio of net investment income to average net assets:
      Before expense waiver                                          2.89%               2.50%               3.31%*<F44>
      After expense waiver                                           3.07%               2.52%               3.34%*<F44>
Portfolio turnover rate(2)<F42>                                     26.49%              12.65%              43.39%

(1)<F41>  Class A inception date.
(2)<F42> Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(3)<F43>  Total investment return does not reflect sales load.
  *<F44>  Annualized.

                       See notes to financial statements.

The tables below set forth financial data for a share of capital stock outstanding throughout each period presented.

                                                                            COUNTRY SHORT-TERM BOND FUND
                                                        --------------------------------------------------------------------
                                                                                YEARS ENDED JUNE 30,
                                                        --------------------------------------------------------------------
                                                        2004            2003          2002        2001(3)<F47>  2000(3)<F47>
                                                        ----            ----          ----        ------------  ------------
CLASS Y SHARES
Net asset value, beginning of year                    $ 10.42         $ 10.37       $ 10.18         $  9.91       $  9.99
                                                      -------         -------       -------         -------       -------
   INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                 0.30            0.32          0.42            0.52          0.51
   Net realized and unrealized gains (losses)           (0.23)           0.13          0.21            0.27         (0.08)
                                                      -------         -------       -------         -------       -------
      Total from investment operations                   0.07            0.45          0.63            0.79          0.43
                                                      -------         -------       -------         -------       -------
   LESS DISTRIBUTIONS
   Dividends from net investment income                 (0.33)          (0.32)        (0.42)          (0.52)        (0.51)
   Distributions from capital gains                     (0.04)          (0.08)        (0.02)             --            --
                                                      -------         -------       -------         -------       -------
      Total distributions                               (0.37)          (0.40)        (0.44)          (0.52)        (0.51)
                                                      -------         -------       -------         -------       -------
Net asset value, end of year                          $ 10.12         $ 10.42       $ 10.37         $ 10.18       $  9.91
                                                      -------         -------       -------         -------       -------
                                                      -------         -------       -------         -------       -------
TOTAL INVESTMENT RETURN                                  0.76%           4.42%         6.37%           8.13%         4.43%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000's)               $39,410         $40,345       $33,410         $28,254       $26,988
   Ratio of expenses to average net assets:
      Before expense waiver                              0.93%           0.96%         0.89%           0.99%         0.90%
      After expense waiver                               0.85%           0.85%         0.84%           0.85%         0.84%
   Ratio of net investment income
     to average net assets:
      Before expense waiver                              2.75%           3.00%         4.04%           4.97%         5.06%
      After expense waiver                               2.83%           3.11%         4.09%           5.11%         5.12%
Portfolio turnover rate(2)<F46>                         67.46%          46.94%        74.60%          14.09%         7.95%

                                                                             COUNTRY SHORT-TERM BOND FUND
                                                               ---------------------------------------------------------
                                                                                                   MARCH 1, 2002(1)<F45>
                                                                 YEAR ENDED          YEAR ENDED           THROUGH
                                                               JUNE 30, 2004       JUNE 30, 2003       JUNE 30, 2002
                                                               -------------       -------------       -------------
CLASS A SHARES
Net asset value, beginning of period                               $10.48              $10.42              $10.31
                                                                   ------              ------              ------
   INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                             0.30                0.32                0.06
   Net realized and unrealized gains (losses)                       (0.23)               0.14                0.11
                                                                   ------              ------              ------
      Total from investment operations                               0.07                0.46                0.17
                                                                   ------              ------              ------
   LESS DISTRIBUTIONS
   Dividends from net investment income                             (0.33)              (0.32)              (0.06)
   Distributions from capital gains                                 (0.04)              (0.08)              --
                                                                   ------              ------              ------
      Total distributions                                           (0.37)              (0.40)              (0.06)
                                                                   ------              ------              ------
Net asset value, end of period                                     $10.18              $10.48              $10.42
                                                                   ------              ------              ------
                                                                   ------              ------              ------
TOTAL INVESTMENT RETURN(4)<F48>                                      0.86%               4.50%               1.64%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000's)                            $1,374                $920                $113
   Ratio of expenses to average net assets:
      Before expense waiver                                          0.93%               0.96%               0.89%*<F49>
      After expense waiver                                           0.85%               0.85%               0.84%*<F49>
   Ratio of net investment income to average net assets:
      Before expense waiver                                          2.75%               3.00%               4.04%*<F49>
      After expense waiver                                           2.83%               3.11%               4.09%*<F49>
Portfolio turnover rate(2)<F46>                                     67.46%              46.94%              74.60%

(1)<F45>  Class A inception date
(2)<F46> Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(3)<F47> Prior to October 31, 2001, the COUNTRY Short-Term Bond Fund was known as the COUNTRY Short-Term Government Bond Fund.
(4)<F48>  Total investment return does not reflect sales load.
  *<F49>  Annualized

                       See notes to financial statements.

The tables below set forth financial data for a share of capital stock outstanding throughout each period presented.

                                                                                  COUNTRY BOND FUND
                                                        --------------------------------------------------------------------
                                                                                YEARS ENDED JUNE 30,
                                                        --------------------------------------------------------------------
                                                        2004            2003          2002        2001(3)<F52>  2000(3)<F52>
                                                        ----            ----          ----        ------------  ------------
CLASS Y SHARES
Net asset value, beginning of year                    $ 10.98         $ 10.46       $ 10.28         $  9.75       $ 10.01
                                                      -------         -------       -------         -------       -------
   INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                 0.43            0.45          0.52            0.57          0.56
   Net realized and unrealized gains (losses)           (0.40)           0.53          0.30            0.53         (0.16)
                                                      -------         -------       -------         -------       -------
      Total from investment operations                   0.03            0.98          0.82            1.10          0.40
                                                      -------         -------       -------         -------       -------
   LESS DISTRIBUTIONS
   Dividends from net investment income                 (0.42)          (0.45)        (0.52)          (0.57)        (0.56)
   Distributions from capital gains                     (0.31)          (0.01)        (0.12)             --         (0.10)
                                                      -------         -------       -------         -------       -------
      Total distributions                               (0.73)          (0.46)        (0.64)          (0.57)        (0.66)
                                                      -------         -------       -------         -------       -------
Net asset value, end of year                          $ 10.28         $ 10.98       $ 10.46         $ 10.28       $  9.75
                                                      -------         -------       -------         -------       -------
                                                      -------         -------       -------         -------       -------
TOTAL INVESTMENT RETURN                                  0.43%           9.59%         8.15%          11.49%         4.21%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000's)               $39,813         $47,784       $47,149         $43,909       $40,000
   Ratio of expenses to average net assets:
      Before expense waiver                              1.18%           1.12%         1.11%           1.17%         1.10%
      After expense waiver                               0.85%           0.85%         0.85%           0.85%         0.85%
   Ratio of net investment income
     to average net assets:
      Before expense waiver                              3.74%           3.88%         4.67%           5.29%         5.46%
      After expense waiver                               4.07%           4.15%         4.93%           5.61%         5.71%
Portfolio turnover rate (2)<F51>                        77.46%          74.73%        37.75%          49.90%        42.62%

                                                                                   COUNTRY BOND FUND
                                                               ---------------------------------------------------------
                                                                                                   MARCH 1, 2002(1)<F50>
                                                                 YEAR ENDED          YEAR ENDED           THROUGH
                                                               JUNE 30, 2004       JUNE 30, 2003       JUNE 30, 2002
                                                               -------------       -------------       -------------
CLASS A SHARES
Net asset value, beginning of period                               $11.05              $10.54              $10.38
                                                                   ------              ------              ------
   INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                             0.43                0.45                0.08
   Net realized and unrealized gains (losses)                       (0.40)               0.52                0.16
                                                                   ------              ------              ------
      Total from investment operations                               0.04                0.97                0.24
                                                                   ------              ------              ------
   LESS DISTRIBUTIONS
   Dividends from net investment income                             (0.42)              (0.45)              (0.08)
   Distributions from capital gains                                 (0.31)              (0.01)                 --
                                                                   ------              ------              ------
      Total distributions                                           (0.73)              (0.46)              (0.08)
                                                                   ------              ------              ------
Net asset value, end of period                                     $10.36              $11.05              $10.54
                                                                   ------              ------              ------
                                                                   ------              ------              ------
TOTAL INVESTMENT RETURN(4)<F53>                                      0.53%               9.42%               2.30%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000's)                            $1,993              $1,137                $141
   Ratio of expenses to average net assets:
      Before expense waiver                                          1.18%               1.12%               1.11%*<F54>
      After expense waiver                                           0.85%               0.85%               0.85%*<F54>
   Ratio of net investment income to average net assets:
      Before expense waiver                                          3.74%               3.88%               4.67%*<F54>
      After expense waiver                                           4.07%               4.15%               4.93%*<F54>
Portfolio turnover rate(2)<F51>                                     77.46%              74.73%              37.75%

(1)<F50>  Class A inception date.
(2)<F51> Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(3)<F52> Prior to October 31, 2003, the COUNTRY Bond Fund was known as the COUNTRY Long-Term Bond Fund.
(4)<F53>  Total investment return does not reflect sales load.
  *<F54>  Annualized.

                       See notes to financial statements.

COUNTRY MUTUAL FUNDS -- NOTES TO FINANCIAL STATEMENTS June 30, 2004

NOTE (A) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES: The COUNTRY Mutual Funds Trust represent a series of nine funds (referred to herein as "Funds"). Each of the Funds has distinct investment objectives and policies. These financial statements contain five of the nine Funds. The five Funds are as follows: COUNTRY Growth Fund ("Growth Fund"); COUNTRY Balanced Fund ("Balanced Fund"); COUNTRY Tax Exempt Bond Fund ("Tax Exempt Bond Fund"); COUNTRY Short-Term Bond Fund ("Short-Term Bond Fund"); and COUNTRY Bond Fund ("Bond Fund"). The COUNTRY Mutual Funds Trust was organized as a business trust under the laws of Delaware on August 13, 2001. The Funds (formerly operated through four corporations) were reorganized as a series of the trust effective October 31, 2001. The Funds are registered under the Investment Company Act of 1940 (the "Act"), as amended, as diversified, open-ended management investment companies.

The Funds offer Class A and Class Y shares. Class A shares are sold with a front-end sales charge. Class Y shares have no sales charge and are offered only to qualifying institutional investors and shareholders of any COUNTRY Fund on or before March 1, 2002 who have continuously owned shares of any COUNTRY Fund since that date and certain others who meet the standards set out in the Funds' Prospectus.

Class A shares sales charge is calculated as follows:

                                                                SALES CHARGE
                                                                  AS % OF
     AMOUNT OF TRANSACTION                                     OFFERING PRICE
-----------------------------------                            --------------
GROWTH AND BALANCED
Up to $49,999                                                      5.50%
$50,000-$99,999                                                    4.50%
$100,000-$249,999                                                  3.50%
$250,000-$499,999                                                  2.50%
$500,000-$999,999                                                  2.00%
$1,000,000 & Above                                                    0%

TAX EXEMPT BOND AND BOND
Up to $49,999                                                      4.25%
$50,000-$99,999                                                    4.00%
$100,000-$249,999                                                  3.50%
$250,000-$499,999                                                  2.50%
$500,000-$999,999                                                  2.00%
$1,000,000 & Above                                                    0%

SHORT-TERM BOND
Up to $49,999                                                      2.50%
$50,000-$99,999                                                    2.00%
$100,000-$249,999                                                  1.50%
$250,000-$499,999                                                  1.00%
$500,000-$999,999                                                  0.75%
$1,000,000 & Above                                                    0%

The Funds' prospectus provides descriptions of each Fund's investment goals and principal strategies. Both classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies consistently followed by each Fund in the preparations of its financial statements.

   (1) SECURITY VALUATION: In valuing a Fund's assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such exchange on such day, the security is valued at the closing bid price on such day. Securities primarily traded in the Nasdaq National Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last bid price on the day of valuation. Over-the-counter securities not listed on the Nasdaq National Market System are valued at the mean of the current bid and asked prices. Securities other than short-term securities may also be valued on the basis of prices provided by a pricing service when such prices are believed by the advisor to reflect the fair market value of such securities. Short-term investments, such as those with a remaining maturity of 60 days or less, are valued at amortized cost, which approximates fair market value. Securities may be valued at fair value as determined in good faith by the Board of Trustees.

   (2) INVESTMENT INCOME AND SECURITIES TRANSACTIONS: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily, and adjusted, if necessary, for accretion of discount and amortization of premium. Securities transactions are accounted for on the trade date basis. Gains or losses on the sale of securities are determined by use of the specific identification method for both financial reporting and income tax purposes.

   (3) FEDERAL INCOME TAXES: The Funds have elected to be treated as "regulated investment companies" under Subchapter M of the Internal Revenue Code and intend to distribute substantially all of their net taxable income annually. Accordingly, no provisions for Federal income taxes have been recorded in the accompanying financial statements.

   (4) DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

   (5) OTHER: Expenses shared by the Trust are allocated to each Fund based upon current net assets. Expenses directly attributable to a Fund are charged to operations. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon current net assets. Expenses directly attributable to a class of shares are charged to that Class.

NOTE (B) DIVIDENDS FROM NET INVESTMENT INCOME AND DISTRIBUTIONS OF CAPITAL
GAINS: The Growth Fund declares and distributes net investment income dividends to shareholders twice a year. The Balanced Fund, the Tax Exempt Bond Fund, the Short-Term Bond Fund and the Bond Fund declare and distribute net investment income dividends to shareholders monthly. Dividends are automatically reinvested in additional Fund shares, at the then current net asset value, for those shareholders that have elected the reinvestment option. Net realized gains from investment transactions, if any, of all Funds are generally distributed twice a year.

For the year ended June 30, 2004, the Tax Exempt Bond Fund designated 100% of its income distributions as tax exempt interest dividends.

NOTE (C) CAPITAL STOCK: At June 30, 2004, each of the Funds is authorized to issue an unlimited number of shares. Transactions in capital stock were as follows:

                                              GROWTH FUND                                         BALANCED FUND
                             ---------------------------------------------        ----------------------------------------------
                                 YEAR ENDED                 YEAR ENDED                YEAR ENDED                 YEAR ENDED
                                JUNE 30, 2004             JUNE 30, 2003              JUNE 30, 2004              JUNE 30, 2003
                            --------------------       -------------------        -------------------       --------------------
                            SHARES        AMOUNT       SHARES       AMOUNT        SHARES       AMOUNT       SHARES        AMOUNT
                            ------        ------       ------       ------        ------       ------       ------        ------
Class A
   Shares sold               163,768   $  3,539,997      86,960  $  1,553,478      112,517  $  1,650,368      59,116   $    769,817
   Shares issued through
     reinvestment
     of dividends                868         17,234         415         7,350        2,091        30,531         867         11,361
   Shares redeemed           (11,094)      (240,348)     (6,088)     (109,187)     (11,187)     (162,502)    (10,013)      (130,066)
                          ----------   ------------  ----------  ------------   ----------  ------------  ----------   ------------
Total Class A transactions   153,542      3,316,883      81,287     1,451,641      103,421     1,518,397      49,970        651,112
                          ----------   ------------  ----------  ------------   ----------  ------------  ----------   ------------
Class Y
   Shares sold               722,501     15,538,718   1,235,573    21,793,449      226,452     3,262,825     147,111      1,920,018
   Shares issued through
     reinvestment
     of dividends             45,856        904,120      48,602       863,524       24,465       354,569      23,737        308,138
   Shares redeemed          (727,315)   (15,393,995) (1,552,087)  (27,534,428)    (247,731)   (3,599,657)   (233,318)    (3,011,309)
                          ----------   ------------  ----------  ------------   ----------  ------------  ----------   ------------
Total Class Y transactions    41,042      1,048,843    (267,912)   (4,877,455)       3,186        17,737     (62,470)      (783,153)
                          ----------   ------------  ----------  ------------   ----------  ------------  ----------   ------------
Net increase (decrease)
  in capital stock           194,584   $  4,365,726    (186,625) $ (3,425,814)     106,607  $  1,536,134     (12,500)  $   (132,041)
                          ----------   ------------  ----------  ------------   ----------  ------------  ----------   ------------
                          ----------   ------------  ----------  ------------   ----------  ------------  ----------   ------------

                                         TAX EXEMPT BOND FUND
                            ----------------------------------------------
                                 YEAR ENDED                 YEAR ENDED
                                JUNE 30, 2004             JUNE 30, 2003
                            --------------------       -------------------
                            SHARES        AMOUNT       SHARES       AMOUNT
                            ------        ------       ------       ------
Class A
   Shares sold                19,616   $    172,399      10,114  $     90,763
   Shares issued through
     reinvestment
     of dividends                517          4,576         206         1,852
   Shares redeemed            (7,394)       (65,177)       (809)       (7,246)
                          ----------   ------------  ----------  ------------
Total Class A transactions    12,739        111,798       9,511        85,369
                          ----------   ------------  ----------  ------------
Class Y
   Shares sold                61,912        546,772      46,345       415,649
   Shares issued through
     reinvestment
     of dividends             51,971        459,816      45,318       404,475
   Shares redeemed          (135,328)    (1,188,005)   (116,546)   (1,055,327)
                          ----------   ------------  ----------  ------------
Total Class Y transactions   (21,445)      (181,417)    (24,883)     (235,203)
                          ----------   ------------  ----------  ------------
Net decrease
  in capital stock            (8,706)  $    (69,619)    (15,372) $   (149,834)
                          ----------   ------------  ----------  ------------
                          ----------   ------------  ----------  ------------

                                         SHORT TERM BOND FUND                                       BOND FUND
                            ----------------------------------------------        ----------------------------------------------
                                 YEAR ENDED                 YEAR ENDED                YEAR ENDED                 YEAR ENDED
                                JUNE 30, 2004             JUNE 30, 2003              JUNE 30, 2004              JUNE 30, 2003
                            --------------------       -------------------        -------------------       --------------------
                            SHARES        AMOUNT       SHARES       AMOUNT        SHARES       AMOUNT       SHARES        AMOUNT
                            ------        ------       ------       ------        ------       ------       ------        ------
Class A
   Shares sold                73,369   $    756,126      81,653  $    853,229      132,388  $  1,396,330      96,927   $  1,050,259
   Shares issued through
     reinvestment
     of dividends              3,809         39,213       1,620        16,909        9,473        99,315       2,391         25,986
   Shares redeemed           (30,037)      (310,155)     (6,334)      (66,185)     (52,319)     (552,859)     (9,865)      (107,282)
                          ----------   ------------  ----------  ------------   ----------  ------------  ----------   ------------
Total Class A transactions    47,141        485,184      76,939       803,953       89,542       942,786      89,453        968,963
                          ----------   ------------  ----------  ------------   ----------  ------------  ----------   ------------
Class Y
   Shares sold             1,181,476     12,138,163   1,890,486    19,651,192      711,768     7,472,280   1,341,117     14,405,105
   Shares issued through
     reinvestment
     of dividends            114,490      1,174,355     112,440     1,166,284      264,650     2,754,567     175,034      1,879,102
   Shares redeemed        (1,275,171)   (13,109,731) (1,354,058)  (14,095,451)  (1,456,703)  (15,276,607) (1,672,032)   (17,999,378)
                          ----------   ------------  ----------  ------------   ----------  ------------  ----------   ------------
Total Class Y transactions    20,795        202,787     648,868     6,722,025     (480,285)   (5,049,760)   (155,881)    (1,715,171)
                          ----------   ------------  ----------  ------------   ----------  ------------  ----------   ------------
Net increase (decrease)
  in capital stock            67,936   $    687,971     725,807  $  7,525,978     (390,743) $ (4,106,974)    (66,428)  $   (746,208)
                          ----------   ------------  ----------  ------------   ----------  ------------  ----------   ------------
                          ----------   ------------  ----------  ------------   ----------  ------------  ----------   ------------

NOTE (D) INVESTMENT TRANSACTIONS: Purchases and sales of investment securities, other than U.S. government obligations and short-term notes for the year ended June 30, 2004 were as follows:

                                   PURCHASES                  SALES
                                   ---------                ----------
Growth Fund                       $19,610,410              $20,787,815
Balanced Fund                     $ 7,020,031              $ 6,101,131
Tax Exempt Bond Fund              $ 3,841,706              $ 3,937,552
Short-Term Bond Fund              $23,510,705              $24,256,973
Bond Fund                         $16,962,874              $19,513,336

For the year ended June 30, 2004, the aggregate cost of purchases and proceeds from sales of U.S. government securities were as follows:

                                   PURCHASES                  SALES
                                   ---------                ----------
Growth Fund                       $        --              $        --
Balanced Fund                     $ 1,026,508              $   336,043
Tax Exempt Bond Fund              $        --              $        --
Short-Term Bond Fund              $   249,415              $        --
Bond Fund                         $12,119,489              $11,088,104

NOTE (E) INCOME TAX INFORMATION: At June 30, 2004, the components of accumulated earnings (losses) on a tax basis were as follows:

                                                                                    TAX EXEMPT     SHORT-TERM
                                                     GROWTH FUND   BALANCED FUND    BOND FUND      BOND FUND      BOND FUND
                                                     -----------   -------------    ---------      ---------      ---------
Cost of investments                                  $136,795,329    $19,939,674    $13,836,824    $40,451,673    $40,601,449
                                                     ------------    -----------    -----------    -----------    -----------
                                                     ------------    -----------    -----------    -----------    -----------
Gross unrealized appreciation                        $ 52,632,908    $ 4,125,106    $   493,861    $   307,800    $ 1,162,906
Gross unrealized depreciation                          (6,803,067)      (545,113)       (68,455)      (267,061)      (338,328)
                                                     ------------    -----------    -----------    -----------    -----------
Net unrealized appreciation                          $ 45,829,841    $ 3,579,993    $   425,406    $    40,739    $   824,578
                                                     ------------    -----------    -----------    -----------    -----------
                                                     ------------    -----------    -----------    -----------    -----------
Undistributed tax-exempt income                      $         --    $        --    $     6,278    $        --    $        --
Undistributed ordinary income                             808,017          5,848         21,968          9,565        102,701
Undistributed long-term capital gains                          --         74,786         49,269             --        156,782
                                                     ------------    -----------    -----------    -----------    -----------
Total distributable earnings                         $    808,017    $    80,634    $    77,515    $     9,565    $   259,483
                                                     ------------    -----------    -----------    -----------    -----------
                                                     ------------    -----------    -----------    -----------    -----------
Other accumulated losses and temporary differences   $ (1,782,013)   $        --    $        --    $   (39,254)   $        --
                                                     ------------    -----------    -----------    -----------    -----------
Total accumulated earnings                           $ 44,855,845    $ 3,660,627    $   502,921    $    11,050    $ 1,084,061
                                                     ------------    -----------    -----------    -----------    -----------
                                                     ------------    -----------    -----------    -----------    -----------

The tax character of distributions paid during the years ended June 30, 2004 and June 30, 2003 were as follows:

                           FOR THE YEAR ENDED      FOR THE YEAR ENDED
                             JUNE 30, 2004           JUNE 30, 2003
                           ------------------      ------------------
GROWTH FUND
Ordinary income              $  999,105              $  943,326
Long-term capital gain               --                      --
                             ----------              ----------
                             $  999,105              $  943,326
                             ----------              ----------
                             ----------              ----------

                           FOR THE YEAR ENDED      FOR THE YEAR ENDED
                             JUNE 30, 2004           JUNE 30, 2003
                           ------------------      ------------------
BALANCED FUND
Ordinary income              $  356,857              $  357,499
Long-term capital gain           66,687                      --
                             ----------              ----------
                             $  423,544              $  357,499
                             ----------              ----------
                             ----------              ----------

                           FOR THE YEAR ENDED      FOR THE YEAR ENDED
                             JUNE 30, 2004           JUNE 30, 2003
                           ------------------      ------------------
TAX EXEMPT BOND FUND
Tax-exempt income            $  459,487              $       --
Ordinary income                   2,286                 387,136
Long-term capital gain          160,995                 170,376
                             ----------              ----------
                             $  622,768              $  557,512
                             ----------              ----------
                             ----------              ----------

                           FOR THE YEAR ENDED      FOR THE YEAR ENDED
                             JUNE 30, 2004           JUNE 30, 2003
                           ------------------      ------------------
SHORT-TERM BOND FUND
Ordinary income              $1,376,241              $1,363,660
Long-term capital gain          103,907                  92,589
                             ----------              ----------
                             $1,480,148              $1,456,249
                             ----------              ----------
                             ----------              ----------

                           FOR THE YEAR ENDED      FOR THE YEAR ENDED
                             JUNE 30, 2004           JUNE 30, 2003
                           ------------------      ------------------
BOND FUND
Ordinary income              $2,130,518              $2,102,764
Long-term capital gain          972,928                      --
                             ----------              ----------
                             $3,103,446              $2,102,764
                             ----------              ----------
                             ----------              ----------

Capital loss carryovers and post-October loss deferrals as of June 30, 2004 were as follows:

                       NET CAPITAL        CAPITAL LOSS        POST-OCTOBER
                          LOSS              CARRYOVER             LOSS
                    CARRYOVER(1)<F55>      EXPIRATION       DEFERRAL(2)<F56>
                    -----------------      ----------       ----------------
Growth Fund            $   36,861            6/30/10               --
                        1,745,152            6/30/11
Short-Term
  Bond Fund                    --              --                $39,254

(1)<F55> Capital gain distributions will resume in the future to the extent gains are realized in excess of the available carryovers.
(2)<F56>  Loss is recognized for tax purposes on July 1, 2004.

NOTE (F) ADVISORY AND OTHER RELATED PARTY TRANSACTIONS: Under its Advisory Agreements with the Funds, COUNTRY Trust Bank (the "Advisor") provides investment advisory services for the Funds. The Funds pay the Advisor at the following annual percentage rates of the average daily net assets of each Fund:
Growth Fund 0.75%; Balanced Fund 0.75%; Tax Exempt Bond Fund 0.50%; Short-Term Bond Fund 0.50%; and Bond Fund 0.75%. These fees are accrued daily and paid to the Advisor monthly. COUNTRY Trust Bank serves as the Funds' Custodian, without compensation after voluntary waivers. Custody fees waived for Growth Fund, Balanced Fund, Tax Exempt Bond Fund, Short-Term Bond Fund and Bond Fund for the year ended June 30, 2004 were: $31,276, $3,758, $3,759, $7,018, and $6,001, respectively.

The Advisor agreed to reduce its fees and reimburse the Short-Term Bond Fund, the Bond Fund and the Tax Exempt Bond Fund to the extent total annualized expenses exceed 0.85% of average daily net assets. This agreement has been in effect for the Short-Term Bond Fund and the Bond Fund since November 1, 1997 as a non-contractual waiver. Effective January 30, 2002, this agreement became contractual. A contractual agreement has been in place for the Tax Exempt Bond Fund since September 25, 2003.

Investment advisory fees, for the year ended June 30, 2004, are as follows:

                                                                  EXPENSES
                                                                   WAIVED
                                                                    AND
                               ADVISORY        ADVISORY          REIMBURSED
                                 RATE            FEE          BY ADVISOR*<F57>
                               --------        --------       ----------------
Growth Fund                     0.75%         $1,275,391          $     --
Balanced Fund                   0.75%         $  165,365          $     --
Tax Exempt Bond Fund            0.50%         $   74,945          $ 22,670
Short-Term Bond Fund            0.50%         $  202,246          $ 26,465
Bond Fund                       0.75%         $  328,710          $140,152

*<F57>  Excludes waiver of custody fees.

At June 30, 2004, 62.9% of the shares outstanding of the Growth Fund, 72.0% of the shares outstanding of the Balanced Fund, 14.5% of the shares outstanding of the Tax Exempt Bond Fund, 93.3% of the shares outstanding of the Short-Term Bond Fund, and 93.2% of the shares outstanding of the Bond Fund are represented by omnibus accounts held for the benefit of the Advisor's clients, including a defined contribution benefit plan sponsored by the Advisor.

The legal counsel to the Funds also serves as in-house counsel to the Advisor and as secretary to the Funds. Legal fees expensed by the Growth Fund, Balanced Fund, Tax Exempt Bond Fund, Short-Term Bond Fund and Bond Fund during the year ended June 30, 2004 were $24,833, $3,765, $2,577, $6,486, and $7,112, respectively.

NOTE (G) DISTRIBUTION SERVICES AGREEMENTS: Quasar Distributors, LLC serves as the Funds' Distributor. Pursuant to Rule 12b-1 adopted by the Securities and Exchange Commission under the Act, the Funds have each adopted a Plan of Distribution (the "Plans"), effective October 31, 2001. The Plans permit the Funds to pay certain expenses associated with the distribution of their shares. The maximum annual contractual fee under the Plans is 0.25% of the average daily net assets of each Fund. For the year ended June 30, 2004, the Rule 12b-1 expenses incurred for the Growth Fund, the Balanced Fund, the Tax Exempt Fund, the Short-Term Bond Fund and the Bond Fund were 0.09%, 0.06%, 0.16%, 0.01%, and 0.00%, respectively.

COUNTRY MUTUAL FUNDS -- REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of COUNTRY Mutual Funds:

We have audited the accompanying statements of assets and liabilities of COUNTRY Mutual Funds, comprising the COUNTRY Growth Fund, COUNTRY Balanced Fund, COUNTRY Tax Exempt Bond Fund, COUNTRY Short-Term Bond Fund and COUNTRY Bond Fund (collectively the "Funds"), including the schedules of investments, as of June 30, 2004, and the related statements of operations for the year then ended and, changes in net assets and financial highlights for the two years then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended June 30, 2002 and the financial highlights for each of the periods prior to June 30, 2003 were audited by other auditors whose report dated August 14, 2002, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of COUNTRY Mutual Funds as of June 30, 2004, and the results of its operations for the year then ended, changes in net assets and financial highlights for the two years then ended in conformity with U.S. generally accepted accounting principles.

                                             /s/Ernst & Young LLP

Chicago, Illinois
August 13, 2003

COUNTRY MUTUAL FUNDS -- ADDITIONAL TAX INFORMATION (unaudited)

The Country Growth Fund and Country Balanced Fund designate 100% and 72%, respectively, of dividends declared from net investment income as qualified dividend income under the Jobs Growth and Tax Relief Reconciliation Act of 2003.

COUNTRY MUTUAL FUNDS -- TRUSTEES AND OFFICERS INFORMATION

COUNTRY MUTUAL FUNDS TRUST(1)<F58> TRUSTEES AND OFFICERS

NAME/                                                        PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
ADDRESS(2)<F59>/BIRTHDAY   AGE   POSITION HELD               AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------   ---   -------------               -------------------------------------------
Charlot R. Cole            63    Trustee since 1996          Property Developer, 1979 to date; Member Macoupin-Greene County
(6/12/41)                                                    Cooperation Extension Council (formerly Macoupin County Cooperative
                                                             Extension Council), 1992 to date and President, 1995 to date;
                                                             Secretary/Treasurer, Cole Farms, Inc., 1993 to date.  Farmer.

David A. Downs*<F63>       55    Trustee since 2002          Director:  Illinois Agricultural Association and Affiliated Companies,
(10/26/48)                                                   1996 to date(3)<F60>; Director:  COUNTRY Trust Bank, 2002 to date
                                                             (4)<F61>.

Nancy J. Erickson          46    Trustee since 1995          President of McHatton Farm Management, Inc., 1981 to date.  Farmer.
(8/24/57)

Robert D. Grace            57    Trustee since 2001          Director, Illini FS, Inc., 1990 to date; Secretary, Illini FS, Inc.,
(3/20/47)                                                    1997 to date. Farmer.

Ailene Miller              78    Trustee since 1991          McLean County Illinois Board Member, 1986 to date; Member of IAA
(11/13/25)                                                   Foundation Trustee Emeritus, 1988 to date.

Robert L. Phelps*<F63>     51    Trustee since 2000          Director:  Illinois Agricultural Association and Affiliated Companies,
(9/17/52)                                                    1992 to date (3)<F60>; Director:  COUNTRY Trust Bank, 1996 to date
                                                             (4)<F61>.  Farmer.

Robert W. Weldon           70    Trustee since 2003          Board Member, Town or Normal Police Pension Board, 2001 to date; Vice
(1/30/34)                                                    President-Finance & Treasurer: Illinois Agricultural Association and
                                                             Affiliate Companies (3)<F60> 1974 to 1998; Treasurer IAA Trust Company
                                                             (Now COUNTRY Trust Bank), 1974 to 1998.

Bruce D. Finks             51    Vice President since 1996   Vice President - Investments:  COUNTRY Trust Bank, 1995 to date
(1/31/53)                                                    (4)<F61>.

Robert J. McDade           35    Vice President since        Vice President of Trust Services:  COUNTRY Trust Bank (4)<F61>, March
(10/16/68)                       March 17, 2003              17, 2003 to date; Assistant General Counsel:  Illinois Agricultural
                                                             Association and Affiliated Companies (3)<F60>, 1995 to March, 2003.

John D. Blackburn          56    Vice President since 2001   Chief Executive Officer:  COUNTRY Insurance & Financial Services
(4/2/48)                                                     (5)<F62>, 2001 to date; Senior Vice President Marketing:  COUNTRY
                                                             Insurance & Financial Services, 1996 to 2001.

Robert W. Rush, Jr.        58    Vice President since 1999   Executive Vice President & Trust Officer:  COUNTRY Trust Bank, 1999 to
(9/3/45)                                                     date; Chairman, President & CEO:  Bank One Illinois, 1972 to 1999
                                                             (including predecessor positions and companies).

Philip T. Nelson*<F63>     47    Trustee and President       Vice President: COUNTRY Mutual Funds Trust, 2000 - December 10, 2003;
(6/12/57)                        since December 10, 2003     Director and Vice President:  Illinois Agricultural Association and
                                                             Affiliated Companies, 1999 to date (3)<F60>; Vice President:  COUNTRY
                                                             Trust Bank, 1999 to date (4)<F61>; President - LaSalle County Farm
                                                             Bureau, 1993 to 1999.  Farmer.

Paul M. Harmon             62    Secretary since 1995 and    General Counsel:  Illinois Agricultural Association and Affiliated
(7/17/42)                        General Counsel since 1996  Companies, 1996 to date (3)<F60>; Secretary:  Illinois Agricultural
                                                             Association and Affiliated Companies, 1998 to date (3)<F60>; General
                                                             Counsel & Secretary:  COUNTRY Trust Bank, 1996 to date (4)<F61>.

Richard F. Day             64    Controller since 1992       Controller:  COUNTRY Trust Bank, 1974 to date (4)<F61>.
(6/14/40)

William J. Hanfland        63    Treasurer since             Assistant Treasurer: COUNTRY Mutual Funds Trust 1981 - July 21, 2003;
(7/12/41)                        July 21, 2003               Vice President-Finance & Treasurer:  Illinois Agricultural Association
                                                             and Affiliated Companies, June, 2003 to date (3)<F60>; Treasurer:
                                                             Illinois Agricultural Holding Co. and Illinois Agricultural Service
                                                             Company, June, 2003 to date; Assistant Treasurer: Illinois
                                                             Agricultural Association and Affiliated Companies, 1981 to 2003
                                                             (3)<F60>.

(1)<F58> COUNTRY Mutual Funds Trust was formed through the reorganization of COUNTRY Growth Fund, Inc., COUNTRY Asset Allocation Fund Inc., COUNTRY Tax Exempt Bond Fund, Inc. and COUNTRY Taxable Fixed Income Series Fund, Inc. In 2003, the following funds were organized as new portfolios held in COUNTRY Mutual Funds Trust; COUNTRY VP Growth Fund, COUNTRY VP Balanced Fund, COUNTRY VP Short-Term Bond Fund and COUNTRY VP Bond Fund. COUNTRY Growth Fund, Inc. was formerly known as IAA Trust Growth Fund, Inc. COUNTRY Asset Allocation Fund, Inc. was formerly known as IAA Trust Asset Allocation Fund, Inc. COUNTRY Tax Exempt Bond Fund was formerly know as IAA Trust Tax Exempt Bond Fund. COUNTRY Taxable Fixed Income Series Fund, Inc. was formerly IAA Trust Taxable Fixed Income Series Fund, Inc. and IAA Trust Money Market Fund, Inc. All trustees represent all nine portfolios of the COUNTRY Mutual Funds complex.
(2)<F59> The mailing address for all officers and trustees of the funds is c/o COUNTRY Trust Bank, 1705 N. Towanda Avenue, Bloomington, Illinois 61702.
(3)<F60> Affiliated Companies of the Illinois Agricultural Association include without limitation members of the COUNTRY Insurance & Financial Services Group, Illinois Agricultural Holding Co., AgriVisor Services, Inc., Illinois Agricultural Service Company and IAA Foundation.
(4)<F61> COUNTRY Trust Bank was formed on May 1, 2000 and is the successor to IAA Trust Company, an Illinois corporation with trust powers which was reorganized into a federal thrift.
(5)<F62> COUNTRY Insurance & Financial Services is a group of insurance and financial services companies which includes: COUNTRY Mutual Insurance Company, COUNTRY Preferred Insurance Company, COUNTRY Casualty Insurance Company, COUNTRY Life Insurance Company, COUNTRY Investors Life Assurance Company, COUNTRY Medical Plans, Inc., COUNTRY Capital Management Company, COUNTRY Trust Bank and CC Services, Inc. and other Affiliated Companies.
*<F63>    Interested Trustees

AVAILABILITY OF PROXY VOTING INFORMATION

Information regarding how the Funds vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-800-245-2100 and the SEC's website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the period ending June 30, 2004 will be available after August 31, 2004 on the SEC's website at www.sec.gov.

ILLUSTRATION OF $10,000 INVESTMENT June 30, 2004

GROWTH FUND vs. STANDARD & POOR'S 500 INDEX AND LIPPER LARGE CAP CORE FUNDS AVERAGE

      Date        Growth(1)<F64>        S&P 500       Lipper Large Cap Core
      ----        --------------        -------       ---------------------
     6/30/94         $10,000            $10,000              $10,000
     6/30/95         $12,668            $12,603              $12,180
     6/30/96         $15,393            $15,877              $14,992
     6/30/97         $19,786            $21,383              $19,268
     6/30/98         $21,959            $27,831              $24,407
     6/30/99         $27,690            $34,165              $29,281
     6/30/00         $30,539            $36,642              $32,227
     6/30/01         $29,357            $31,215              $27,148
     6/30/02         $25,511            $25,600              $21,813
     6/30/03         $25,363            $25,664              $21,403
     6/30/04         $29,558            $30,568              $24,856

            Past performance is not indicative of future results.

(1)<F64> The above graph represents the growth of $10,000 of Class Y shares of the Growth Fund. Class A shares of the Fund commenced on March 1, 2002. Since inception returns for Class A shares are provided below.

  Average Annual Returns*<F65>
  Class Y -- 1 Year                                             16.54%
  Class Y -- 5 Year                                              1.32%
  Class Y -- 10 Year                                            11.45%
  Class Y -- Since Inception (04/21/66)                          9.34%
  Class A -- Since Inception (03/01/02) (No Load)                1.96%
  Class A -- Since Inception (03/01/02) (Load)**<F66>           -0.49%

*<F65> Fund returns are net of all fees and transaction costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing. The Index is un-managed.
**<F66>   Reflects maximum sales charge of 5.50%.

ILLUSTRATION OF $10,000 INVESTMENT June 30, 2004

BALANCED FUND vs. MERRILL LYNCH U.S. DOMESTIC MASTER BOND INDEX, LIPPER BALANCED FUNDS AVERAGE AND LIPPER FLEXIBLE FUNDS AVERAGE

   Date    Balanced(1)<F67>   Merrill Lynch  Lipper Balanced   Lipper Flexible
   ----    ----------------   -------------  ---------------   ---------------
 6/30/94       $10,000           $10,000         $10,000           $10,000
 6/30/95       $11,629           $11,259         $11,646           $11,680
 6/30/96       $13,343           $11,815         $13,465           $13,631
 6/30/97       $16,005           $12,782         $16,129           $16,361
 6/30/98       $17,831           $14,145         $19,036           $19,388
 6/30/99       $20,723           $14,581         $21,106           $21,359
 6/30/00       $22,410           $15,245         $22,197           $23,245
 6/30/01       $22,132           $16,937         $21,802           $22,102
 6/30/02       $20,311           $18,392         $19,957           $20,132
 6/30/03       $21,119           $20,363         $20,538           $20,527
 6/30/04       $23,138           $20,424         $22,931           $23,251

             Past performance is not indicative of future results.

(1)<F67> The above graph represents the growth of $10,000 of Class Y shares of the Balanced Fund. Class A shares of the Fund commenced on March 1, 2002. Since inception returns for Class A shares are provided below.

  Average Annual Returns*<F68>
  Class Y -- 1 Year                                                   9.56%
  Class Y -- 5 Year                                                   2.23%
  Class Y -- 10 Year                                                  8.75%
  Class Y -- Since Inception (12/07/78)                               9.03%
  Class A -- Since Inception (03/01/02) (No Load)                     2.57%
  Class A -- Since Inception (03/01/02) (Load)**<F69>                 0.11%

*<F68> Fund returns are net of all fees and transaction costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing. The Index is un-managed.
**<F69>   Reflects maximum sales charge of 5.50%.

ILLUSTRATION OF $10,000 INVESTMENT June 30, 2004

TAX EXEMPT BOND vs. LIPPER INTERMEDIATE MUNICIPAL BOND INDEX AND LEHMAN BROTHERS 5 YEAR MUNICIPAL BOND INDEX

   Date    Tax Exempt Bond(1)<F70>    Lipper Intermediate    Lehman 5 yr. Muni
   ----    -----------------------    -------------------    -----------------
 6/30/94           $10,000                  $10,000               $10,000
 6/30/95           $10,750                  $10,707               $10,738
 6/30/96           $11,320                  $11,268               $11,280
 6/30/97           $12,241                  $12,023               $11,976
 6/30/98           $13,153                  $12,841               $12,725
 6/30/99           $13,435                  $13,108               $13,138
 6/30/00           $13,859                  $13,447               $13,634
 6/30/01           $14,930                  $14,586               $14,836
 6/30/02           $15,758                  $15,425               $15,890
 6/30/03           $16,714                  $16,466               $17,070
 6/30/04           $16,641                  $16,469               $17,111

            Past performance is not indicative of future results.

(1)<F70> The above graph represents the growth of $10,000 of Class Y shares of the Tax Exempt Fund. Class A shares of the Fund commenced on March 1, 2002. Since inception returns for Class A shares are provided below.

  Average Annual Returns*<F71>
  Class Y -- 1 Year                                             -0.44%
  Class Y -- 5 Year                                              4.37%
  Class Y -- 10 Year                                             5.23%
  Class Y -- Since Inception (12/07/78)                          5.53%
  Class A -- Since Inception (03/01/02) (No Load)                3.16%
  Class A -- Since Inception (03/01/02) (Load)**<F72>            1.27%

*<F71> Fund returns are net of all fees and transaction costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing. The Index is un-managed.
**<F72>   Reflects maximum sales charge of 4.25%.

ILLUSTRATION OF $10,000 INVESTMENT June 30, 2004

SHORT-TERM BOND FUND vs. MERRILL LYNCH U.S. DOMESTIC MASTER 1-3 YEAR BOND INDEX, MERRILL LYNCH U.S. TREASURY/AGENCY 1-3 YEAR BOND INDEX AND LIPPER SHORT INVESTMENT GRADE DEBT FUNDS

           Short-Term   Merrill Lynch  Merrill Lynch U.S.     Lipper Short
   Date   Bond(1)<F73>  U.S. Domestic    Treasury/Agency  Investment Grade Debt
   ----   ------------  -------------    ---------------  ---------------------
 1/31/97    $10,000        $10,000           $10,000             $10,000
 6/30/97    $10,210        $10,291           $10,288             $10,278
 6/30/98    $10,874        $10,994           $10,988             $10,946
 6/30/99    $11,338        $11,568           $11,546             $11,403
 6/30/00    $11,840        $12,138           $12,111             $11,910
 6/30/01    $12,803        $13,280           $13,204             $12,939
 6/30/02    $13,618        $14,187           $14,108             $13,576
 6/30/03    $14,220        $14,952           $14,779             $14,250
 6/30/04    $14,328        $15,034           $14,850             $14,307

                        Past performance is not indicative of future results.

(1)<F73> The above graph represents the growth of $10,000 of Class Y shares of the Short Term Bond Fund. Class A shares of the Fund commenced on March 1, 2002. Since inception returns for Class A shares are provided below.

  Average Annual Returns*<F74>
  Class Y -- 1 Year                                              0.76%
  Class Y -- 5 Year                                              4.80%
  Class Y -- Since Inception (01/03/97)                          4.92%
  Class A -- Since Inception (03/01/02) (No Load)                2.95%
  Class A -- Since Inception (03/01/02) (Load)**<F75>            1.86%

*<F74> Fund returns are net of all fees and transaction costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing. The Index is un-managed.
**<F75>   Reflects maximum sales charge of 2.50%.

ILLUSTRATION OF $10,000 INVESTMENT June 30, 2004

BOND FUND vs. MERRILL LYNCH U.S. DOMESTIC MASTER BOND INDEX AND LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS

                                                          Lipper Intermediate
   Date         Bond(1)<F76>        Merrill Lynch        Investment Grade Debt
   ----         ------------        -------------        ---------------------
 1/31/97           $10,000             $10,000                  $10,000
 6/30/97           $10,244             $10,308                  $10,294
 6/30/98           $11,293             $11,408                  $11,303
 6/30/99           $11,665             $11,759                  $11,542
 6/30/00           $12,156             $12,297                  $11,952
 6/30/01           $13,552             $13,662                  $13,180
 6/30/02           $14,657             $14,835                  $14,073
 6/30/03           $16,062             $16,425                  $15,488
 6/30/04           $16,131             $16,475                  $15,516

                    Past performance is not indicative of future results.

(1)<F76> The above graph represents the growth of $10,000 of Class Y shares of the Bond Fund. Class A shares of the Fund commenced on March 1, 2002. Since inception returns for Class A shares are provided below.

  Average Annual Returns*<F77>
  Class Y -- 1 Year                                              0.43%
  Class Y -- 5 Year                                              6.70%
  Class Y -- Since Inception (01/03/97)                          6.59%
  Class A -- Since Inception (03/01/02) (No Load)                5.19%
  Class A -- Since Inception (03/01/02) (Load)**<F78>            3.26%

*<F77> Fund returns are net of all fees and transaction costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing. The Index is un-managed.
**<F78>   Reflects maximum sales charge of 4.25%.

Statement of Additional Information (SAI):

The SAI contains more detailed information on all aspects of the Funds. It has been filed with the Securities and Exchange Commission and is incorporated by reference.

To request a free copy of the current SAI please write or call

  COUNTRY Funds
  U.S. Bancorp Fund Services, LLC
  P.O. Box 701
  Milwaukee, WI 53201-0701
  (800) 245-2100

or contact

  COUNTRY Trust Bank
  (309) 821-4600

Information about the Funds (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may request documents from the SEC, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. To aid you in obtaining this information, the Funds' 1940 Act registration number is 811-10475.

investment and retirement solutions

  COUNTRY Trust Bank
  1705 N. Towanda Ave., PO Box 2020
  Bloomington, IL 61702-2020
  www.countryinvestment.com
  -------------------------

SEC file # 811-10475

COUNTRY MUTUAL FUNDS TRUST
COUNTRY Growth Fund
COUNTRY Balanced Fund
COUNTRY Tax Exempt Bond Fund
COUNTRY Short-Term Bond Fund
COUNTRY Bond Fund

BOARD OF TRUSTEES
Philip T. Nelson
Charlot R. Cole
David A. Downs
Nancy J. Erickson
Roger D. Grace
Ailene Miller
Robert L. Phelps
Robert W. Weldon

OFFICERS
Philip T. Nelson, President
Bruce D. Finks, Vice President
Robert W. Rush Jr., Vice President
Richard L. Guebert, Jr., Vice President
John D. Blackburn, Vice President
Robert J. McDade, Vice President
Paul M. Harmon, Secretary
William J. Hanfland, Treasurer
Richard F. Day, Controller

INVESTMENT ADVISOR
COUNTRY Trust Bank
Bloomington, Illinois

DISTRIBUTOR
Quasar Distributors, LLC
Milwaukee, Wisconsin

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
Milwaukee, Wisconsin

CUSTODIAN
COUNTRY Trust Bank
1705 N. Towanda Ave.
Bloomington, Illinois  61702-2020
www.countryinvestment.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, Illinois

GENERAL COUNSEL
Paul M. Harmon, Esq.
Office of the General Counsel
Bloomington, Illinois

This Report has been prepared for the general information of shareholders of the Funds and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective Prospectus which contains details concerning the sales charge and other pertinent information.

                                                              F30-113-06 (08/04)

ITEM 2. CODE OF ETHICS.
-----------------------

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant's Code of Ethics is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

The registrant's board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Robert W. Weldon is the "audit committee financial expert" and is considered to be "independent" as each term is defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

The registrant has engaged its principal accountant to perform audit services, audit-related services and tax services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees and tax fees by the principal accountant.


                               FYE  6/30/04          FYE  6/30/03
                               ------------          ------------

Audit Fees                     $84,200               $55,000
Audit-Related Fees             $0                    $0
Tax Fees                       $20,000               $15,000
All Other Fees                 $0                    $0


The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.--not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.


Non-Audit Related Fees                 2004            2003
----------------------                 ----            ----

Registrant                             $0              $0
Registrant's Investment Adviser        $28,000         $23,600



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Not applicable for periods ending before July 9, 2004.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASES.
---------------------------------

Not applicable to open-end investment companies.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

The registrant has made the following material changes to its nominating committee charter concerning methods by which shareholders may recommend nominees to the registrant's board of trustees by adding the following:

  1. The Committee shall consider Independent Trustee candidates recommended by the Trust's shareholders. Such candidates shall be subject to the same review and consideration applied to candidates presented to the Committee by other sources. Such candidates must meet the qualifications as required by applicable federal law and regulations, the characteristics set forth in the nominating procedures, and the following:

       a. The nominee may not be the nominating shareholder, a member of the nominating shareholder group, or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.

       b. Neither the nominee nor any member of the nominee's immediate family may be currently employed or employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group.

       c. Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee's name was submitted, during the immediately preceding calendar year, or during the year when the nominee's name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

       d. The nominee may not be an executive officer, director (or person performing similar functions) of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

       e. The nominee may not control (as "control" is defined in the 1940 Act) the nominating shareholder or any member of the nominating shareholder group (or in the case of a holder or member that is a fund, an interested person of such holder or member as defined by
           Section 2(a)(19) of the 1940 Act).

Submissions for recommended candidates from Trust's shareholders shall be submitted in writing to: COUNTRY Mutual Funds Trust, Office of the General Counsel, Secretary, at the following address: 1701 N. Towanda Avenue P.O. Box 2901 Bloomington, Illinois 61702-2901.

  2. Submissions shall include the proposed nominee's name, age, business, and resident addresses, and principal occupation, and the number of shares of the Trust owned. The submission shall also include any material deemed relevant for the Committee's review of the proposed nominee along with a signed consent by the proposed nominee verifying his or her willingness to serve as a Trustee if elected.

  3. The Committee grants the Secretary of the Trust the authority to pre-screen and review shareholder proposed nominations and shall only submit nominations which substantially meet the qualifications listed above.

ITEM 10. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "1940 Act")) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.
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(a)  (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.
     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.
     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-ended investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant)  COUNTRY Mutual Funds Trust
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     By (Signature and Title) /s/ Philip T. Nelson
                              ---------------------------
                              Philip T. Nelson, President

     Date   August 23, 2004
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     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title) /s/ Philip T. Nelson
                              ---------------------------
                              Philip T. Nelson, President

     Date  August 23, 2004
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     By (Signature and Title) /s/ William J. Hanfland
                              ------------------------------
                              William J. Hanfland, Treasurer

     Date  August 23, 2004
           -------------------------------------------------